Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period April 1, 2013 through April 30, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	July 1, 2013
Ian T. Blackley	Date

Senior Vice President, Chief Financial Officer and Treasurer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

As disclosed in the Forms 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

The Internal Revenue Service filed an amended claim (Claim No. 82) in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) on February 11, 2013 in the amount of $463,013,177.63, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

statements presented herein. The books and records for December 2012 have accordingly been revised from that previously presented to reflect such annual allocation.

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period April 1, 2013 through April 30, 2013

(in thousands of dollars)

Beginning Cash Balance	$556,618

Cash Receipts:
Vessel Related Receipts	82,592
Other Receipts[1]	3,331
Total Receipts	85,923

Cash Disbursements:
Vessel Related Disbursements[2]	63,658
General and Administrative:
Compensation & Benefits	4,383
Other General & Administrative	3,173
Taxes	344
Restructuring Costs and Adequate Protection Payments	5,187
U.S. Trustee Fees	800
Other Disbursements	185
Total Disbursements	77,730

Ending Cash Balance	$5 64,811

1   Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2   Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$747,126
2	OSG International, Inc.	12-20001	1,521,667
3	OSG Bulk Ships, Inc.	12-20002	869,276
4	1372 Tanker Corporation	12-20003	215,887
5	Africa Tanker Corporation	12-20004	87,482
6	Alcesmar Limited	12-20005	205,469
7	Alcmar Limited	12-20006	294,778
8	Alpha Suezmax Corporation	12-20007	81,432
9	Alpha Tanker Corporation	12-20008	146
10	Amalia Product Corporation	12-20009	299,649
11	Ambermar Product Carrier Corporation	12-20010	663,571
12	Ambermar Tanker Corporation	12-20011	579
13	Andromar Limited	12-20012	255,945
14	Antigmar Limited	12-20013	162,433
15	Aqua Tanker Corporation	12-20014	1,986
16	Aquarius Tanker Corporation	12-20015	242,744
17	Ariadmar Limited	12-20016	264,527
18	Aspro Tanker Corporation	12-20017	570
19	Atalmar Limited	12-20018	803,345
20	Athens Product Tanker Corporation	12-20019	870,753
21	Atlas Chartering Corporation	12-20020	110,296
22	Aurora Shipping Corporation	12-20021	479,252
23	Avila Tanker Corporation	12-20022	526
24	Batangas Tanker Corporation	12-20023	108,023
25	Beta Aframax Corporation	12-20024	(27,058)

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	16,600
27	Cabo Hellas Limited	12-20026	225,993
28	Cabo Sounion Limited	12-20027	368,028
29	Caribbean Tanker Corporation	12-20028	5,324
30	Carina Tanker Corporation	12-20029	271,764
31	Carl Product Corporation	12-20030	312,999
32	Concept Tanker Corporation	12-20031	405,357
33	Crown Tanker Corporation	12-20032	110
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	316,430
36	DHT Ania Aframax Corp.	12-20035	508
37	DHT Ann VLCC Corp.	12-20036	11,244
38	DHT Cathy Aframax Corp.	12-20037	6,072
39	DHT Chris VLCC Corp.	12-20038	9,390
40	DHT Rebecca Aframax Corp.	12-20039	770
41	DHT Regal Unity VLCC Corp.	12-20040	5,434
42	DHT Sophie Aframax Corp.	12-20041	4,200
43	Dignity Chartering Corporation	12-20042	7,632
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	262,154
46	Epsilon Aframax Corporation	12-20045	425,251
47	First Chemical Carrier Corporation	12-20046	442,265
48	First LPG Tanker Corporation	12-20047	2,428
49	First Union Tanker Corporation	12-20048	710,706
50	Fourth Aframax Tanker Corporation	12-20049	5,109

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	359,545
52	Goldmar Limited	12-20051	239,009
53	GPC Aframax Corporation	12-20052	668,261
54	Grace Chartering Corporation	12-20053	(4,205)
55	International Seaways, Inc.	12-20054	2,197,366
56	Jademar Limited	12-20055	292,538
57	Joyce Car Carrier Corporation	12-20056	5,868
58	Juneau Tanker Corporation	12-20057	3,128
59	Kimolos Tanker Corporation	12-20058	1,408,328
60	Kythnos Chartering Corporation	12-20059	1,103,688
61	Leo Tanker Corporation	12-20060	41,944
62	Leyte Product Tanker Corporation	12-20061	245,654
63	Limar Charter Corporation	12-20062	73,118
64	Luxmar Product Tanker Corporation	12-20063	627,745
65	Luxmar Tanker LLC	12-20064	17,359
66	Majestic Tankers Corporation	12-20065	494,486
67	Maple Tanker Corporation	12-20066	463,808
68	Maremar Product Tanker Corporation	12-20067	21
69	Maremar Tanker LLC	12-20068	368,448
70	Marilyn Vessel Corporation	12-20069	164
71	Maritrans General Partner Inc.	12-20070	91
72	Maritrans Operating Company L.P.	12-20071	9,204
73	Milos Product Tanker Corporation	12-20072	239,971
74	Mindanao Tanker Corporation	12-20073	15,888
75	Mykonos Tanker LLC	12-20074	1,110,344

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	28,547
77	Oak Tanker Corporation	12-20076	344,988
78	Ocean Bulk Ships, Inc.	12-20077	3
79	Oceania Tanker Corporation	12-20078	181,594
80	OSG 192 LLC	12-20079	516,078
81	OSG 209 LLC	12-20080	63,349
82	OSG 214 LLC	12-20081	113,137
83	OSG 215 Corporation	12-20082	42
84	OSG 242 LLC	12-20083	48,255
85	OSG 243 LLC	12-20084	130,874
86	OSG 244 LLC	12-20085	56,381
87	OSG 252 LLC	12-20086	111,832
88	OSG 254 LLC	12-20087	93,041
89	OSG 300 LLC	12-20088	14
90	OSG 400 LLC	12-20089	5,017
91	OSG America L.P.	12-20090	14
92	OSG America LLC	12-20091	79
93	OSG America Operating Company LLC	12-20092	414,849
94	OSG Car Carriers, Inc.	12-20093	2,366
95	OSG Clean Products International, Inc.	12-20094	17
96	OSG Columbia LLC	12-20095	212,074
97	OSG Constitution LLC	12-20096	1,370
98	OSG Courageous LLC	12-20097	240,063
99	OSG Delaware Bay Lightering LLC	12-20098	2,155,193
100	OSG Discovery LLC	12-20099	312

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	75
102	OSG Endurance LLC	12-20101	230,030
103	OSG Enterprise LLC	12-20102	221,082
104	OSG Financial Corp.	12-20103	3,480
105	OSG Freedom LLC	12-20104	67,129
106	OSG Honour LLC	12-20105	211,986
107	OSG Independence LLC	12-20106	211,536
108	OSG Intrepid LLC	12-20107	197,215
109	OSG Liberty LLC	12-20108	3,481
110	OSG Lightering LLC	12-20109	8,731,808
111	OSG Lightering Acquisition Corporation	12-20110	686
112	OSG Lightering Solutions LLC	12-20111	1,178
113	OSG Mariner LLC	12-20112	75
114	OSG Maritrans Parent LLC	12-20113	38,564
115	OSG Navigator LLC	12-20114	214,905
116	OSG New York, Inc.	12-20115	510,092
117	OSG Product Tankers AVTC, LLC	12-20116	17
118	OSG Product Tankers Member LLC	12-20117	0
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	3
122	OSG Quest LLC	12-20121	48
123	OSG Seafarer LLC	12-20122	235
124	OSG Ship Management, Inc.	12-20123	5,395,771
125	OSG Valour LLC	12-20124	384

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,325,068
128	Overseas Boston LLC	12-20127	1,331,940
129	Overseas Diligence LLC	12-20128	137
130	Overseas Galena Bay LLC	12-20129	911
131	Overseas Houston LLC	12-20130	1,110,830
132	Overseas Integrity LLC	12-20131	367
133	Overseas Long Beach LLC	12-20132	1,132,896
134	Overseas Los Angeles LLC	12-20133	1,284,357
135	Overseas Martinez LLC	12-20134	1,324,086
136	Overseas New Orleans LLC	12-20135	760
137	Overseas New York LLC	12-20136	1,814,492
138	Overseas Nikiski LLC	12-20137	1,247,207
139	Overseas Perseverance Corporation	12-20138	131
140	Overseas Philadelphia LLC	12-20139	312
141	Overseas Puget Sound LLC	12-20140	2,946
142	Overseas Sea Swift Corporation	12-20141	3
143	Overseas Shipping (GR) Ltd.	12-20142	199,484
144	Overseas ST Holding LLC	12-20143	1,289,982
145	Overseas Tampa LLC	12-20144	1,407,577
146	Overseas Texas City LLC	12-20145	1,171,981
147	Pearlmar Limited	12-20146	386,055
148	Petromar Limited	12-20147	712,366
149	Pisces Tanker Corporation	12-20148	227,514
150	Polaris Tanker Corporation	12-20149	77,243

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	27,354
152	Reymar Limited	12-20151	521,201
153	Rich Tanker Corporation	12-20152	940,737
154	Rimar Chartering Corporation	12-20153	146,833
155	Rosalyn Tanker Corporation	12-20154	757,088
156	Rosemar Limited	12-20155	281,330
157	Rubymar Limited	12-20156	49,699
158	Sakura Transport Corp.	12-20157	538,892
159	Samar Product Tanker Corporation	12-20158	350,630
160	Santorini Tanker LLC	12-20159	1,252,202
161	Serifos Tanker Corporation	12-20160	106,012
162	Seventh Aframax Tanker Corporation	12-20161	224,664
163	Shirley Tanker SRL	12-20162	334,769
164	Sifnos Tanker Corporation	12-20163	420,505
165	Silvermar Limited	12-20164	187,960
166	Sixth Aframax Tanker Corporation	12-20165	231,050
167	Skopelos Product Tanker Corporation	12-20166	865,695
168	Star Chartering Corporation	12-20167	449,946
169	Suezmax International Agencies, Inc.	12-20168	1,891,987
170	Talara Chartering Corporation	12-20169	32,144
171	Third United Shipping Corporation	12-20170	18,040
172	Tokyo Transport Corp.	12-20171	431,415
173	Transbulk Carriers, Inc.	12-20172	87
174	Troy Chartering Corporation	12-20173	52,615
175	Troy Product Corporation	12-20174	20,097

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2013 through April 30, 2013

176	Urban Tanker Corporation	12-20175	403,944
177	Vega Tanker Corporation	12-20176	1,263
178	View Tanker Corporation	12-20177	399,341
179	Vivian Tankships Corporation	12-20178	6,110
180	Vulpecula Chartering Corporation	12-20179	116,477
181	Wind Aframax Tanker Corporation	12-20180	11

		Total Disbursements	$69,925,960

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period April 1, 2013 through April 30, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$696,995	$25,050	$722,044	$1,299,824	$33,724	$1,333,548
Bowman Gilfillan, Inc.			-	-	-	-
Burke & Parsons	6,143		6,143	78,748	3,139	81,887
Chilmark Partners, LLC			-	-	-	-
Cleary Gottlieb Steen & Hamilton LLP	2,486,228	60,053	2,546,281	4,054,885	85,637	4,140,523
Deloitte Tax LLP			-	-	-	-
Eversheds LLP			-	-	-	-
FTI Consulting, Inc.	368,476	767	369,243	516,581	860	517,442
Houlihan Lokey Capital, Inc.			-	284,667	3,116	287,782
Kurtzman Carson Consultants LLC			-	-	-	-
Mercer (US) Inc.			-	-	-	-
Morris, Nichols, Arsht & Tunnell LLP	95,642	1,747	97,389	95,642	13,836	109,478
Mullin Hoard & Brown LLP	82,657	8,802	91,459	82,657	8,802	91,459
Pepper Hamilton LLP	24,638	1,206	25,845	71,459	5,068	76,527
Pricewaterhouse Coopers LLP			-	-	-	-
						-
Total Professional Fees and Expenses	$3,760,778	$97,625	$3,858,404	$6,484,463	$154,182	$6,638,645

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period April 1, 2013 through April 30, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash

Disbursements Journal

For the Period April 1, 2013 through April 30, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
Goldmar Limited	JPMorgan Chase Bank	XXX-XX0622	4/17/2013
Jademar Limited	JPMorgan Chase Bank	XXX-XX0932	4/17/2013
Pearlmar Limited	JPMorgan Chase Bank	XXX-XX0940	4/17/2013
Reymar Limited	JPMorgan Chase Bank	XXX-XX0533	4/17/2013
Silvermar Limited	JPMorgan Chase Bank	XXX-XX0975	4/17/2013

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods April 1, 2013 through April 30, 2013, and

November 14, 2012 through April 30, 2013

(in thousands of dollars)

	April 1, 2013 through April 30, 2013	November 14, 2012 through April 30, 2013

Shipping Revenues:

Pool revenues	$13,787	$96,920
Time and bareboat charter revenues	29,614	157,489
Voyage charter revenues	27,185	200,767
	70,586	455,176
Operating Expenses:
Voyage expenses	13,591	100,574
Vessel expenses	23,678	127,780
Charter hire expenses	12,414	121,639
Depreciation and amortization	15,812	90,802
General and administrative	11,593	39,272
(Gain)/loss on disposal of vessels	(439)	647
Total Operating Expenses	76,651	480,714
Loss from Vessel Operations	(6,065)	(25,538)
Equity in Income of Affiliated Companies	2,778	20,060
Operating Loss	(3,287)	(5,478)
Other Income	61	64
Loss before Interest Expense and Income Taxes	(3,226)	(5,414)
Interest Expense	(902)	(5,599)
Loss before Reorganization Items and Income Taxes	(4,128)	(11,013)
Reorganization Items, net	4,862	41,218
Loss before Income Taxes	$(8,990)	$(52,231)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods April 1, 2013 through April 30, 2013, and

November 14, 2012 through April 30, 2013

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	Reorganization Items consists of the following:

	April 1, 2013	November 14, 2012
	through	through
	April 30, 2013	April 30, 2013
Professional fees, including Trustee Fees of $266 and $1,733	$4,859	$32,845
Expenses incurred on rejected executory contracts	$3	$8,373
	$4,862	$41,218

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and April 30, 2013

(in thousands of dollars)

	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$564,811
Voyage receivables	171,753	146,703
Other receivables	80,669	62,466
Inventory	14,150	12,316
Prepaid expenses and other current assets	46,636	43,726
Total Current Assets	791,181	830,023
Vessels and other property, less accumulated depreciation	3,135,823	3,072,811
Deferred drydock expenditures, net	73,898	65,072
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,137,884
Investments in Affiliated Companies	247,964	265,345
Intangible Assets, less accumulated amortization	72,655	70,247
Goodwill	9,589	9,589
Other Assets	20,579	20,234
Total Assets	$4,351,689	$4,333,322

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,168	$123,581
Total Current Liabilities	93,168	123,581

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	247,704	240,637
Liabilities Subject to Compromise	2,627,704	2,624,842
Total Noncurrent Liabilities	2,880,865	2,865,479

Total Liabilities	2,974,033	2,989,059
Equity:
Total Equity	1,377,656	1,344,263
Total Liabilities and Equity	$4,351,689	$4,333,322

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and April 30, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect any analysis regarding potential claims under the Bankruptcy Code, including executory contracts rejected prior to the end of the reporting period for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and April 30, 2013

(in thousands of dollars)

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Company is evaluating the presentation of the adequate protection payments in its Unaudited Condensed Consolidated Balance Sheets and Unaudited Condensed Consolidated Statement of Operations.

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	April 30, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$1,855
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver	10,878	10,878
Secured debt and accrued interest	582,139	581,658
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	37,148
Accrued liabilities relating to rejected executory contracts	0	377

	$2,627,704	$2,624,842

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of April 30, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: July 1, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

April 30, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$12,572,865	$1,254,477	$614,356	$3,027,312	$1,317,339	$18,786,349
67%	7%	3%	16%	7%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

April 30, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$9,627,901	$4,937,986	$4,545,687	$907,603	$2,818,084	$5,807,349	$28,644,610
Trade - Accrued and Unbilled[3]							$17,638,262
Trade - Pools[4]							$101,314,470
Allowance for Doubtful Receivables							$(3,077,148)
Accounts Receivable	$9,627,901	$4,937,986	$4,545,687	$907,603	$2,818,084	$5,807,349	$144,520,194
Percentage of Trade-Invoiced [5]	34%	17%	16%	3%	10%	20%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period April 1, 2013 through April 30, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X2
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 Certain chartered vessels have been redelivered to their respective owners in conjunction with the rejection of the related charter agreements as provided for under various contract rejection orders approved by the Bankruptcy Court.

2 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

April 1, 2013 through April 30, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of April 30, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of April 30, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	$-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	$-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	$1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	$1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	$1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	$1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	$1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	$93,254,323.19
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	$9,901,140.85
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	$(1,973,466.07)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	$33,335,085.28
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	$226,485.76
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	$3,682,863.03
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	$68,075,479.48
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	$5,790,115.60
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	$11,343,830.34
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	$(11,933.96)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	$1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	$10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	$36,690.14
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	$381,326.76
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	$64,035.83
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	$1,940.55
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	$24,043,791.74
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	$106,006,205.67
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	$99,717,326.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	$1,139,514.73
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	$66,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	$5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	$-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	$-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	$22.85
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	$-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	$4,368.67
				TOTAL	$272,877,489.27

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

April 1, 2013 through April 30, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

(continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Company is evaluating the presentation of the adequate protection payments in its Unaudited Condensed Consolidated Balance Sheets and Unaudited Condensed Consolidated Statement of Operations.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein. The books and records for December 2012 have accordingly been revised from that previously presented to reflect such annual allocation.

Monthly Operating Report

April 1, 2013 through April 30, 2013

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$2	$-	$(15)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	2	-	(15)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(3)	(61)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	1,428	1,138	572	(107)
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,428	1,138	568	(168)
Income/(loss) from Vessel Operations	(1,428)	(1,136)	(568)	153
Equity in Income/(loss) of Affiliated Companies	-	215	677	3,573
Operating Income/(loss)	(1,428)	(920)	109	3,726
Other Income/(expense)	507	2,821	(1,995)	(8,666)
Income/(loss) before Interest Expense and Income Taxes	(921)	1,900	(1,886)	(4,940)
Interest Expense	-	-	88	518
Income/(loss) before Reorganization Items and Income Taxes	(921)	1,900	(1,797)	(4,422)
Reorganization Items, net	4,616	31,853	-	-
Income/(loss) before Income Taxes	$(5,537)	$(29,953)	$(1,797)	$(4,422)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 34 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$659	$2,349
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	659	2,349
Operating Expenses:
Voyage expenses	-	-	0	147
Vessel expenses	8	(61)	241	1,530
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	253	1,412
General and administrative	0	70	-	-
(Gain)/loss on disposal of vessels	-	(4)	-	-
Total Operating Expenses	8	5	493	3,090
Income/(loss) from Vessel Operations	(8)	(5)	166	(741)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(8)	(5)	166	(741)
Other Income/(expense)	(200)	(1,140)	(1)	(2)
Income/(loss) before Interest Expense and Income Taxes	(208)	(1,145)	165	(743)
Interest Expense	-	33	(98)	(619)
Income/(loss) before Reorganization Items and Income Taxes	(208)	(1,112)	67	(1,362)
Reorganization Items, net	-	-	-	21
Income/(loss) before Income Taxes	$(208)	$(1,112)	$67	$(1,384)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 35 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Africa Tanker Corporation		Alcesmar Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$380	$2,319
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	380	2,319
Operating Expenses:
Voyage expenses	-	-	-	3
Vessel expenses	7	31	163	1,062
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	204	1,140
General and administrative	14	77	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	21	108	367	2,205
Income/(loss) from Vessel Operations	(21)	(108)	13	114
Equity in Income/(loss) of Affiliated Companies	2,100	13,285	-	-
Operating Income/(loss)	2,079	13,178	13	114
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,079	13,178	13	114
Interest Expense	-	-	(12)	(80)
Income/(loss) before Reorganization Items and Income Taxes	2,079	13,178	1	34
Reorganization Items, net	-	-	-	21
Income/(loss) before Income Taxes	$2,079	$13,178	$1	$12

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 36 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Alcmar Limited		Alpha Suezmax Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$407	$2,492	$-	$(89)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	(1)	(5)	14
	407	2,491	(5)	1,201
Operating Expenses:
Voyage expenses	-	(30)	-	183
Vessel expenses	202	1,030	40	352
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	185	1,035	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	387	2,035	40	2,248
Income/(loss) from Vessel Operations	20	456	(45)	(1,047)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	20	456	(45)	(1,047)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	20	456	(45)	(1,047)
Interest Expense	(12)	(80)	-	-
Income/(loss) before Reorganization Items and Income Taxes	8	376	(45)	(1,047)
Reorganization Items, net	-	21	(29)	2,054
Income/(loss) before Income Taxes	$8	$354	$(16)	$(3,100)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$526	$2,884
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	(0)	526	2,888
Operating Expenses:
Voyage expenses	-	-	2	4
Vessel expenses	-	-	238	1,107
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	233	1,305
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	473	2,417
Income/(loss) from Vessel Operations	-	(0)	53	471
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	53	471
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(0)	53	471
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	53	471
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(0)	$53	$471

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	798	4,931	-	-
	798	4,931	-	-
Operating Expenses:
Voyage expenses	488	2,544	-	-
Vessel expenses	231	1,176	(0)	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	168	955	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	887	4,676	(0)	(3)
Income/(loss) from Vessel Operations	(89)	255	0	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(89)	255	0	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(89)	255	0	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(89)	255	0	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(89)	$255	$0	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Andromar Limited		Antigmar Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$407	$2,501	$407	$2,468
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(93)	-	51
	407	2,407	407	2,520
Operating Expenses:
Voyage expenses	-	0	-	71
Vessel expenses	215	1,012	180	980
Charter hire expenses	-	-	-	-
Depreciation and amortization	188	1,051	174	971
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	404	2,064	354	2,022
Income/(loss) from Vessel Operations	4	343	54	497
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	4	343	54	497
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	4	343	54	497
Interest Expense	(12)	(80)	(12)	(80)
Income/(loss) before Reorganization Items and Income Taxes	(9)	263	41	417
Reorganization Items, net	-	21	-	21
Income/(loss) before Income Taxes	$(9)	$242	$41	$396

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(10)	4,526
	-	(2)	(10)	4,526
Operating Expenses:
Voyage expenses	-	-	11	2,728
Vessel expenses	-	-	2	14
Charter hire expenses	-	-	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	13	4,660
Income/(loss) from Vessel Operations	-	(2)	(23)	(134)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(2)	(23)	(134)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(2)	(23)	(134)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(2)	(23)	(134)
Reorganization Items, net	-	-	-	(1)
Income/(loss) before Income Taxes	$-	$(2)	$(23)	$(133)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Ariadmar Limited		Aspro Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$379	$2,298	$-	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	379	2,298	-	0
Operating Expenses:
Voyage expenses	(0)	(2)	-	-
Vessel expenses	164	1,062	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	1,097	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	360	2,157	-	-
Income/(loss) from Vessel Operations	19	141	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	19	141	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	19	141	-	0
Interest Expense	(12)	(80)	-	-
Income/(loss) before Reorganization Items and Income Taxes	7	60	-	0
Reorganization Items, net	-	21	-	-
Income/(loss) before Income Taxes	$7	$39	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Atalmar Limited		Athens Product Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	794	6,325	1,209	6,857
	794	6,325	1,209	6,857
Operating Expenses:
Voyage expenses	631	3,540	662	2,983
Vessel expenses	191	967	200	878
Charter hire expenses	-	-	-	-
Depreciation and amortization	190	1,061	132	738
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,011	5,568	994	4,600
Income/(loss) from Vessel Operations	(217)	756	215	2,257
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(217)	756	215	2,257
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(217)	756	215	2,257
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(217)	756	215	2,257
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(217)	$756	$215	$2,257

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(151)	$1,582
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(54)	3,823	-	-
	(54)	3,823	(151)	1,582
Operating Expenses:
Voyage expenses	(8)	2,036	1	38
Vessel expenses	0	16	630	2,554
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	233	1,269
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(8)	4,034	864	3,861
Income/(loss) from Vessel Operations	(46)	(211)	(1,015)	(2,279)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(46)	(211)	(1,015)	(2,279)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(46)	(211)	(1,015)	(2,279)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(46)	(211)	(1,015)	(2,279)
Reorganization Items, net	(0)	(1)	-	-
Income/(loss) before Income Taxes	$(46)	$(210)	$(1,015)	$(2,279)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$0	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	0	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	0	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$0	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	-	1,704	-	22
Operating Expenses:
Voyage expenses	-	-	-	(54)
Vessel expenses	31	689	-	112
Charter hire expenses	-	1,709	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	(20)
Total Operating Expenses	31	2,424	-	39
Income/(loss) from Vessel Operations	(31)	(720)	-	(17)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(31)	(720)	-	(17)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(31)	(720)	-	(17)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(31)	(720)	-	(17)
Reorganization Items, net	6	1,116	-	-
Income/(loss) before Income Taxes	$(37)	$(1,836)	$-	$(17)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	365	2,043	365	2,137
Voyage charter revenues	-	8	-	7
	365	2,051	365	2,145
Operating Expenses:
Voyage expenses	9	57	8	56
Vessel expenses	184	1,087	257	1,089
Charter hire expenses	-	-	-	-
Depreciation and amortization	191	1,065	192	1,073
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	383	2,210	457	2,218
Income/(loss) from Vessel Operations	(19)	(159)	(92)	(73)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(19)	(159)	(92)	(73)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(19)	(159)	(92)	(73)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(19)	(159)	(92)	(73)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(19)	$(159)	$(92)	$(73)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	166	4,810
	-	(0)	166	4,810
Operating Expenses:
Voyage expenses	-	-	86	2,074
Vessel expenses	-	-	(0)	15
Charter hire expenses	-	-	(96)	2,146
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(10)	4,236
Income/(loss) from Vessel Operations	-	(0)	176	574
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	176	574
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(0)	176	574
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	176	574
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(0)	$176	$574

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Carl Product Corporation		Concept Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(9)	$407	$2,497
Time and bareboat charter revenues	375	2,100	-	-
Voyage charter revenues	-	(2)	-	-
	375	2,089	407	2,497
Operating Expenses:
Voyage expenses	10	(350)	-	-
Vessel expenses	163	954	4	24
Charter hire expenses	-	-	(365)	1,840
Depreciation and amortization	235	1,316	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	409	1,920	(360)	1,864
Income/(loss) from Vessel Operations	(34)	169	767	633
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(34)	169	767	633
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(34)	169	767	633
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(34)	169	767	633
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(34)	$169	$767	$633

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(49)	$-	$0
Time and bareboat charter revenues	408	2,276	-	-
Voyage charter revenues	-	-	-	-
	408	2,227	-	0
Operating Expenses:
Voyage expenses	3	15	-	-
Vessel expenses	198	1,329	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	197	1,103	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	397	2,447	-	-
Income/(loss) from Vessel Operations	10	(220)	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	10	(220)	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	10	(220)	-	0
Interest Expense	(85)	(521)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(75)	(740)	-	0
Reorganization Items, net	31	114	-	-
Income/(loss) before Income Taxes	$(106)	$(854)	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$514	$-	$284
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	514	-	284
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	1,516	-	999
Income/(loss) from Vessel Operations	-	(1,002)	-	(715)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,002)	-	(715)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,002)	-	(715)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,002)	-	(715)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(1,002)	$-	$(715)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(12)	$-	$(0)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(12)	-	(0)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(5)	-	-
Income/(loss) from Vessel Operations	-	(7)	-	(0)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(7)	-	(0)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(7)	-	(0)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(7)	-	(0)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(7)	$-	$(0)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(67)	$-	$(53)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(67)	-	(53)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	-	(67)	-	(50)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(67)	-	(50)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(67)	-	(50)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(67)	-	(50)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(67)	$-	$(50)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$396	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(14)	(14)	-	-
	(14)	382	-	-
Operating Expenses:
Voyage expenses	-	(9)	-	-
Vessel expenses	39	392	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	39	1,502	-	-
Income/(loss) from Vessel Operations	(53)	(1,120)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(53)	(1,120)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(53)	(1,120)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(53)	(1,120)	-	-
Reorganization Items, net	0	1,897	-	-
Income/(loss) before Income Taxes	$(53)	$(3,017)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$288	$1,425	$241	$1,463
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	288	1,425	241	1,463
Operating Expenses:
Voyage expenses	-	(0)	-	162
Vessel expenses	341	1,319	244	1,239
Charter hire expenses	-	-	-	-
Depreciation and amortization	136	757	195	1,091
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	476	2,076	439	2,493
Income/(loss) from Vessel Operations	(189)	(651)	(197)	(1,030)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(189)	(651)	(197)	(1,030)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(189)	(651)	(197)	(1,030)
Interest Expense	-	-	(85)	(514)
Income/(loss) before Reorganization Items and Income Taxes	(189)	(651)	(283)	(1,544)
Reorganization Items, net	-	-	31	114
Income/(loss) before Income Taxes	$(189)	$(651)	$(313)	$(1,657)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	360	1,976	-	-
Voyage charter revenues	-	-	-	-
	360	1,976	-	-
Operating Expenses:
Voyage expenses	5	25	-	-
Vessel expenses	5	24	-	-
Charter hire expenses	360	934	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	369	983	-	-
Income/(loss) from Vessel Operations	(9)	992	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	992	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	992	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	992	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(9)	$992	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$249	$1,956	$-	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	-	-
	249	1,957	-	1
Operating Expenses:
Voyage expenses	10	100	-	-
Vessel expenses	355	1,842	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	314	1,754	-	-
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	679	3,696	-	-
Income/(loss) from Vessel Operations	(430)	(1,739)	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(430)	(1,739)	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(430)	(1,739)	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(430)	(1,739)	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(430)	$(1,739)	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Front President Inc.		Goldmar Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$6	$3,855	$480	$2,659
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3	3	-	3
	9	3,858	480	2,662
Operating Expenses:
Voyage expenses	1	212	0	5
Vessel expenses	477	1,668	256	1,309
Charter hire expenses	-	-	-	-
Depreciation and amortization	357	1,981	204	1,140
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	835	3,861	461	2,453
Income/(loss) from Vessel Operations	(826)	(3)	19	208
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(826)	(3)	19	208
Other Income/(expense)	(2)	(6)	-	-
Income/(loss) before Interest Expense and Income Taxes	(828)	(9)	19	208
Interest Expense	(159)	(960)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(987)	(969)	19	208
Reorganization Items, net	68	151	-	-
Income/(loss) before Income Taxes	$(1,055)	$(1,120)	$19	$208

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$941	$-	$1,593
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	941	-	1,593
Operating Expenses:
Voyage expenses	0	22	-	-
Vessel expenses	21	1,099	0	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	2	38	-	-
General and administrative	(0)	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	23	2,946	0	1,621
Income/(loss) from Vessel Operations	(23)	(2,005)	(0)	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(23)	(2,005)	(0)	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(23)	(2,005)	(0)	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(23)	(2,005)	(0)	(27)
Reorganization Items, net	-	1,543	0	0
Income/(loss) before Income Taxes	$(23)	$(3,548)	$(0)	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	International Seaways, Inc.		Jademar Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$2,195	$10,315	$488	$2,627
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	2	6
	2,195	10,315	490	2,633
Operating Expenses:
Voyage expenses	-	84	2	13
Vessel expenses	305	646	254	1,050
Charter hire expenses	2,553	12,282	-	-
Depreciation and amortization	-	-	208	1,171
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	1	-	-
Total Operating Expenses	2,858	13,013	464	2,234
Income/(loss) from Vessel Operations	(663)	(2,699)	26	399
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(663)	(2,699)	26	399
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(663)	(2,699)	26	399
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(663)	(2,699)	26	399
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(663)	$(2,699)	$26	$399

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	(61)	(61)	-	-
Voyage charter revenues	-	-	-	-
	(61)	(61)	-	-
Operating Expenses:
Voyage expenses	10	10	-	-
Vessel expenses	9	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	(110)	(110)	-	-
Total Operating Expenses	(90)	(102)	-	-
Income/(loss) from Vessel Operations	29	40	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	29	40	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	29	40	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	29	40	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$29	$40	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	805	5,085	906	4,225
	805	5,085	906	4,225
Operating Expenses:
Voyage expenses	598	3,026	576	2,518
Vessel expenses	184	913	182	1,061
Charter hire expenses	188	1,772	-	-
Depreciation and amortization	32	177	114	638
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,001	5,889	872	4,217
Income/(loss) from Vessel Operations	(195)	(803)	33	8
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(195)	(803)	33	8
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(195)	(803)	33	8
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(195)	(803)	33	8
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(195)	$(803)	$33	$8

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$187	$187
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	59	4,743	631	3,440
	59	4,743	818	3,627
Operating Expenses:
Voyage expenses	40	2,813	381	1,324
Vessel expenses	2	18	215	929
Charter hire expenses	33	2,213	-	-
Depreciation and amortization	-	-	180	1,003
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	74	5,043	776	3,256
Income/(loss) from Vessel Operations	(15)	(300)	42	371
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(15)	(300)	42	371
Other Income/(expense)	-	-	(0)	(1)
Income/(loss) before Interest Expense and Income Taxes	(15)	(300)	42	371
Interest Expense	-	-	(45)	(281)
Income/(loss) before Reorganization Items and Income Taxes	(15)	(300)	(3)	89
Reorganization Items, net	(8)	(8)	49	71
Income/(loss) before Income Taxes	$(8)	$(293)	$(53)	$18

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(27)	1,769	885	5,527
	(27)	1,769	885	5,527
Operating Expenses:
Voyage expenses	(31)	849	537	3,411
Vessel expenses	(2)	337	297	1,154
Charter hire expenses	-	765	-	-
Depreciation and amortization	-	437	232	1,310
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(32)	2,388	1,066	5,876
Income/(loss) from Vessel Operations	6	(619)	(182)	(349)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	6	(619)	(182)	(349)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	6	(619)	(182)	(349)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	6	(619)	(182)	(349)
Reorganization Items, net	(0)	2,515	-	-
Income/(loss) before Income Taxes	$6	$(3,133)	$(182)	$(349)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$119	$2,540
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	119	2,540
Operating Expenses:
Voyage expenses	-	6	10	165
Vessel expenses	(42)	10	822	2,369
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	364	2,022
General and administrative	0	0	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(42)	16	1,197	4,556
Income/(loss) from Vessel Operations	42	(16)	(1,078)	(2,015)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	42	(16)	(1,078)	(2,015)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	42	(16)	(1,078)	(2,015)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	42	(16)	(1,078)	(2,015)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$42	$(16)	$(1,078)	$(2,015)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$534	$3,161	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	534	3,164	-	-
Operating Expenses:
Voyage expenses	51	108	-	-
Vessel expenses	327	1,385	0	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	440	2,460	-	-
General and administrative	(0)	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	817	3,954	0	(3)
Income/(loss) from Vessel Operations	(283)	(790)	(0)	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(283)	(790)	(0)	3
Other Income/(expense)	(3)	(10)	-	-
Income/(loss) before Interest Expense and Income Taxes	(286)	(800)	(0)	3
Interest Expense	(200)	(1,233)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(486)	(2,033)	(0)	3
Reorganization Items, net	31	114	-	-
Income/(loss) before Income Taxes	$(517)	$(2,147)	$(0)	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	151	4,649	-	-
	151	4,649	-	-
Operating Expenses:
Voyage expenses	82	2,875	-	-
Vessel expenses	168	1,089	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	222	1,242	-	-
General and administrative	(0)	5	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	472	5,211	-	-
Income/(loss) from Vessel Operations	(321)	(562)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(321)	(562)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(321)	(562)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(321)	(562)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(321)	$(562)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	765	5,484	-	-
	765	5,484	-	-
Operating Expenses:
Voyage expenses	253	2,345	-	-
Vessel expenses	179	988	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	135	757	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	567	4,090	-	-
Income/(loss) from Vessel Operations	198	1,394	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	198	1,394	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	198	1,394	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	198	1,394	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$198	$1,394	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,540	9,077	(9)	832
	2,540	9,077	(9)	832
Operating Expenses:
Voyage expenses	622	3,819	(0)	434
Vessel expenses	316	1,633	46	461
Charter hire expenses	-	-	-	613
Depreciation and amortization	164	924	-	172
General and administrative	16	89	-	-
(Gain)/loss on disposal of vessels	-	19	-	-
Total Operating Expenses	1,118	6,484	46	1,680
Income/(loss) from Vessel Operations	1,422	2,593	(54)	(848)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,422	2,593	(54)	(848)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,422	2,593	(54)	(848)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,422	2,593	(54)	(848)
Reorganization Items, net	-	-	(0)	174
Income/(loss) before Income Taxes	$1,422	$2,593	$(54)	$(1,022)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$614	$3,370	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	614	3,370	-	-
Operating Expenses:
Voyage expenses	48	172	-	-
Vessel expenses	269	1,361	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	440	2,458	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	757	3,991	-	-
Income/(loss) from Vessel Operations	(143)	(621)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(143)	(621)	-	-
Other Income/(expense)	(1)	(5)	-	-
Income/(loss) before Interest Expense and Income Taxes	(144)	(626)	-	-
Interest Expense	(195)	(1,203)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(339)	(1,829)	-	-
Reorganization Items, net	31	114	-	-
Income/(loss) before Income Taxes	$(370)	$(1,943)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Oceania Tanker Corporation		OSG 192 LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$715	$-	$-
Time and bareboat charter revenues	-	-	838	3,436
Voyage charter revenues	-	-	-	23
	-	715	838	3,459
Operating Expenses:
Voyage expenses	-	288	10	45
Vessel expenses	273	1,351	19	331
Charter hire expenses	-	-	-	-
Depreciation and amortization	318	1,741	171	1,553
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	591	3,380	201	1,929
Income/(loss) from Vessel Operations	(591)	(2,665)	637	1,530
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(591)	(2,665)	637	1,530
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(591)	(2,665)	637	1,530
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(591)	(2,665)	637	1,530
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(591)	$(2,665)	$637	$1,530

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG 209 LLC		OSG 214 LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	773	4,249	723	3,986
Voyage charter revenues	6	103	54	304
	778	4,352	778	4,291
Operating Expenses:
Voyage expenses	14	144	72	373
Vessel expenses	37	217	42	267
Charter hire expenses	-	-	-	-
Depreciation and amortization	183	1,022	229	1,275
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	234	1,383	343	1,915
Income/(loss) from Vessel Operations	544	2,970	435	2,376
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	544	2,970	435	2,376
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	544	2,970	435	2,376
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	544	2,970	435	2,376
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$544	$2,970	$435	$2,376

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG 215 Corporation		OSG 242 LLC
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,350	6,718
Voyage charter revenues	-	-	(30)	901
	-	-	1,320	7,619
Operating Expenses:
Voyage expenses	-	-	18	426
Vessel expenses	-	-	26	180
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	209	1,170
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	254	1,776
Income/(loss) from Vessel Operations	-	-	1,066	5,843
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,066	5,843
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,066	5,843
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,066	5,843
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$1,066	$5,843

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG 243 LLC		OSG 244 LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,273	1,652	840	4,676
Voyage charter revenues	228	4,366	22	111
	1,501	6,019	862	4,787
Operating Expenses:
Voyage expenses	33	718	11	62
Vessel expenses	47	272	26	255
Charter hire expenses	-	-	-	-
Depreciation and amortization	246	1,266	225	1,256
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	327	2,257	262	1,573
Income/(loss) from Vessel Operations	1,174	3,762	600	3,214
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,174	3,762	600	3,214
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,174	3,762	600	3,214
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,174	3,762	600	3,214
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1,174	$3,762	$600	$3,214

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG 252 LLC		OSG 254 LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,020	2,977	-	-
Voyage charter revenues	40	4,376	1,020	4,765
	1,060	7,353	1,020	4,765
Operating Expenses:
Voyage expenses	13	1,283	39	83
Vessel expenses	79	175	29	283
Charter hire expenses	-	-	-	-
Depreciation and amortization	234	1,308	265	1,536
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	326	2,767	332	1,903
Income/(loss) from Vessel Operations	734	4,587	688	2,863
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	734	4,587	688	2,863
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	734	4,587	688	2,863
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	734	4,587	688	2,863
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$734	$4,587	$688	$2,863

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG 300 LLC		OSG 400 LLC
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG America L.P.		OSG America LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	2,134	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	383	2,133	-	-
Income/(loss) from Vessel Operations	(383)	(2,133)	-	-
Equity in Income/(loss) of Affiliated Companies	-	2,988	-	-
Operating Income/(loss)	(383)	855	-	-
Other Income/(expense)	12	38	-	-
Income/(loss) before Interest Expense and Income Taxes	(371)	893	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(371)	893	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(371)	$893	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	234	1,228
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	73	410
General and administrative	-	-	6	37
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	314	1,675
Income/(loss) from Vessel Operations	-	-	(314)	(1,675)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(314)	(1,675)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(314)	(1,675)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(314)	(1,675)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(314)	$(1,675)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Constitution LLC		OSG Courageous LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	0	0	230	1,258
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	422
General and administrative	-	-	7	38
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	0	0	312	1,718
Income/(loss) from Vessel Operations	(0)	(0)	(312)	(1,718)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(0)	(312)	(1,718)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(0)	(312)	(1,718)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(0)	(312)	(1,718)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(0)	$(0)	$(312)	$(1,718)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,947	24,187	-	-
	4,947	24,187	-	-
Operating Expenses:
Voyage expenses	1,047	4,654	-	-
Vessel expenses	1,041	6,456	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,098	6,077	-	-
General and administrative	23	115	-	-
(Gain)/loss on disposal of vessels	-	-	-	15
Total Operating Expenses	3,208	17,302	-	15
Income/(loss) from Vessel Operations	1,739	6,885	-	(15)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,739	6,885	-	(15)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,739	6,885	-	(15)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,739	6,885	-	(15)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1,739	$6,885	$-	$(15)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	237	1,185
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	86	455
General and administrative	-	-	6	36
(Gain)/loss on disposal of vessels	-	16	-	-
Total Operating Expenses	-	16	329	1,676
Income/(loss) from Vessel Operations	-	(16)	(329)	(1,676)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(16)	(329)	(1,676)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(16)	(329)	(1,676)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(16)	(329)	(1,676)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(16)	$(329)	$(1,676)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Enterprise LLC		OSG Financial Corp.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	233	1,221	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	109	608	-	-
General and administrative	6	36	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	348	1,865	-	-
Income/(loss) from Vessel Operations	(348)	(1,865)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(348)	(1,865)	-	-
Other Income/(expense)	-	-	0	(174)
Income/(loss) before Interest Expense and Income Taxes	(348)	(1,865)	0	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(348)	(1,865)	0	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(348)	$(1,865)	$0	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Freedom LLC		OSG Honour LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(1)	29	249	1,243
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	59	332
General and administrative	-	-	7	37
(Gain)/loss on disposal of vessels	(329)	709	-	-
Total Operating Expenses	(330)	1,029	315	1,612
Income/(loss) from Vessel Operations	330	(1,029)	(315)	(1,612)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	330	(1,029)	(315)	(1,612)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	330	(1,029)	(315)	(1,612)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	330	(1,029)	(315)	(1,612)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$330	$(1,029)	$(315)	$(1,612)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Independence LLC		OSG Intrepid LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	242	1,205	217	1,322
Charter hire expenses	-	-	-	-
Depreciation and amortization	71	359	78	569
General and administrative	6	37	7	39
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	320	1,609	302	1,929
Income/(loss) from Vessel Operations	(320)	(1,609)	(302)	(1,929)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(320)	(1,609)	(302)	(1,929)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(320)	(1,609)	(302)	(1,929)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(320)	(1,609)	(302)	(1,929)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(320)	$(1,609)	$(302)	$(1,929)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Liberty LLC		OSG Lightering LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	7,242	46,103
	-	-	7,242	46,103
Operating Expenses:
Voyage expenses	-	-	4,692	29,714
Vessel expenses	0	0	504	3,170
Charter hire expenses	-	-	1,387	12,332
Depreciation and amortization	-	-	589	3,610
General and administrative	-	-	255	1,290
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	0	0	7,427	50,115
Income/(loss) from Vessel Operations	(0)	(0)	(184)	(4,012)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(0)	(184)	(4,012)
Other Income/(expense)	-	-	1	4
Income/(loss) before Interest Expense and Income Taxes	(0)	(0)	(183)	(4,008)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(0)	(183)	(4,008)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(0)	$(0)	$(183)	$(4,008)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	33
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	16	-	-
Total Operating Expenses	-	16	6	33
Income/(loss) from Vessel Operations	-	(16)	(6)	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(16)	(6)	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(16)	(6)	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(16)	(6)	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(16)	$(6)	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Navigator LLC		OSG New York, Inc.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$488	$2,871
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	30	4,014
	-	-	518	6,885
Operating Expenses:
Voyage expenses	-	-	14	2,131
Vessel expenses	248	1,219	4	39
Charter hire expenses	-	-	669	5,417
Depreciation and amortization	70	393	-	-
General and administrative	7	37	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	325	1,650	687	7,586
Income/(loss) from Vessel Operations	(325)	(1,650)	(169)	(700)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(325)	(1,650)	(169)	(700)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(325)	(1,650)	(169)	(700)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(325)	(1,650)	(169)	(700)
Reorganization Items, net	-	-	-	4
Income/(loss) before Income Taxes	$(325)	$(1,650)	$(169)	$(704)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	13
Total Operating Expenses	-	-	-	13
Income/(loss) from Vessel Operations	-	-	-	(13)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(13)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(13)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(13)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$(13)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	263	1,551
General and administrative	-	-	6,334	23,364
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	6,597	24,915
Income/(loss) from Vessel Operations	-	0	(6,597)	(24,915)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(6,597)	(24,915)
Other Income/(expense)	-	-	-	3
Income/(loss) before Interest Expense and Income Taxes	-	0	(6,597)	(24,913)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(6,597)	(24,913)
Reorganization Items, net	-	-	-	120
Income/(loss) before Income Taxes	$-	$0	$(6,597)	$(25,033)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,871	9,599	1,598	8,946
Voyage charter revenues	-	8	-	26
	1,871	9,607	1,598	8,972
Operating Expenses:
Voyage expenses	23	128	21	139
Vessel expenses	540	2,996	569	3,148
Charter hire expenses	760	4,308	748	4,236
Depreciation and amortization	8	46	33	176
General and administrative	17	92	17	94
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,349	7,570	1,387	7,792
Income/(loss) from Vessel Operations	522	2,037	210	1,180
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	522	2,037	210	1,180
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	522	2,037	210	1,180
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	522	2,037	210	1,180
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$522	$2,037	$210	$1,180

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Houston LLC		Overseas Integrity LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	7,854	-	-
Voyage charter revenues	-	-	-	-
	1,403	7,854	-	-
Operating Expenses:
Voyage expenses	6	33	-	-
Vessel expenses	506	3,035	-	(3)
Charter hire expenses	711	4,025	-	-
Depreciation and amortization	62	344	-	-
General and administrative	17	93	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,301	7,530	-	(3)
Income/(loss) from Vessel Operations	101	324	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	101	324	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	101	324	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	101	324	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$101	$324	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	7,812	1,395	7,804
Voyage charter revenues	-	-	-	7
	1,395	7,812	1,395	7,811
Operating Expenses:
Voyage expenses	12	65	12	72
Vessel expenses	545	3,043	534	3,068
Charter hire expenses	712	4,031	715	4,049
Depreciation and amortization	17	238	(6)	220
General and administrative	17	91	17	92
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,302	7,468	1,272	7,501
Income/(loss) from Vessel Operations	93	344	123	310
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	93	344	123	310
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	93	344	123	310
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	93	344	123	310
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$93	$344	$123	$310

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,015	8,338	-	-
Voyage charter revenues	-	26	-	-
	1,015	8,364	-	-
Operating Expenses:
Voyage expenses	14	139	-	-
Vessel expenses	593	3,169	-	5
Charter hire expenses	760	4,254	-	-
Depreciation and amortization	11	64	-	-
General and administrative	17	94	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,396	7,719	-	5
Income/(loss) from Vessel Operations	(380)	645	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(380)	645	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(380)	645	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(380)	645	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(380)	$645	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas New York LLC		Overseas Nikiski LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,373	6,884	1,598	8,946
Voyage charter revenues	-	-	-	29
	1,373	6,884	1,598	8,975
Operating Expenses:
Voyage expenses	6	29	24	153
Vessel expenses	573	3,119	525	3,024
Charter hire expenses	719	4,072	749	4,242
Depreciation and amortization	40	239	46	247
General and administrative	17	92	17	94
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,354	7,550	1,361	7,759
Income/(loss) from Vessel Operations	18	(666)	236	1,216
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	18	(666)	236	1,216
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	18	(666)	236	1,216
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	18	(666)	236	1,216
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$18	$(666)	$236	$1,216

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	10	-	-
Income/(loss) from Vessel Operations	-	(10)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(10)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(10)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(10)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,252	23,486
Voyage charter revenues	-	-	-	-
	-	-	4,252	23,486
Operating Expenses:
Voyage expenses	-	-	37	184
Vessel expenses	-	3	1,092	6,272
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	880	4,948
General and administrative	-	-	34	188
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	3	2,042	11,591
Income/(loss) from Vessel Operations	-	(3)	2,210	11,895
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,210	11,895
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,210	11,895
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,210	11,895
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(3)	$2,210	$11,895

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,740	9,744	1,950	10,174
Voyage charter revenues	6	21	-	2
	1,746	9,765	1,950	10,176
Operating Expenses:
Voyage expenses	28	143	25	132
Vessel expenses	603	3,085	569	3,105
Charter hire expenses	786	4,402	723	4,051
Depreciation and amortization	2	12	18	79
General and administrative	17	92	17	93
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,435	7,734	1,352	7,459
Income/(loss) from Vessel Operations	311	2,031	598	2,717
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	311	2,031	598	2,717
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	311	2,031	598	2,717
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	311	2,031	598	2,717
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$311	$2,031	$598	$2,717

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Pearlmar Limited		Petromar Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$506	$2,801	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2	9	494	4,289
	508	2,810	494	4,289
Operating Expenses:
Voyage expenses	2	5	387	2,364
Vessel expenses	336	1,622	187	964
Charter hire expenses	-	-	-	-
Depreciation and amortization	213	1,188	167	935
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	550	2,815	741	4,262
Income/(loss) from Vessel Operations	(42)	(5)	(247)	26
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(42)	(5)	(247)	26
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(42)	(5)	(247)	26
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(42)	(5)	(247)	26
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(42)	$(5)	$(247)	$26

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	153	4,019	13	3,812
	153	4,019	13	3,812
Operating Expenses:
Voyage expenses	59	2,379	1	2,369
Vessel expenses	1	33	0	12
Charter hire expenses	94	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	154	4,762	1	4,376
Income/(loss) from Vessel Operations	(1)	(743)	12	(564)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(743)	12	(564)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(743)	12	(564)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(743)	12	(564)
Reorganization Items, net	(3)	(3)	-	3
Income/(loss) before Income Taxes	$1	$(741)	$12	$(568)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Queens Product Tanker Corporation		Reymar Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$436	$2,345
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3	18	1	9
	3	18	437	2,354
Operating Expenses:
Voyage expenses	-	2	2	6
Vessel expenses	(0)	93	218	1,950
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	192	1,073
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(0)	95	412	3,028
Income/(loss) from Vessel Operations	3	(77)	25	(674)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3	(77)	25	(674)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3	(77)	25	(674)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3	(77)	25	(674)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$3	$(77)	$25	$(674)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	1,102	4,232	-	841
	1,102	4,688	-	841
Operating Expenses:
Voyage expenses	605	2,136	(1)	499
Vessel expenses	6	35	30	380
Charter hire expenses	(392)	1,715	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	219	3,885	29	1,584
Income/(loss) from Vessel Operations	883	802	(29)	(744)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	883	802	(29)	(744)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	883	802	(29)	(744)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	883	802	(29)	(744)
Reorganization Items, net	-	-	7	(1,856)
Income/(loss) before Income Taxes	$883	$802	$(36)	$1,112

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$(145)	$1,788	$-	$-
Time and bareboat charter revenues	-	-	360	2,016
Voyage charter revenues	-	-	-	7
	(145)	1,788	360	2,023
Operating Expenses:
Voyage expenses	11	130	10	57
Vessel expenses	572	2,023	249	1,178
Charter hire expenses	-	-	-	-
Depreciation and amortization	257	1,232	209	1,163
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	841	3,385	469	2,398
Income/(loss) from Vessel Operations	(986)	(1,597)	(109)	(375)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(986)	(1,597)	(109)	(375)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(986)	(1,597)	(109)	(375)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(986)	(1,597)	(109)	(375)
Reorganization Items, net	-	21	-	-
Income/(loss) before Income Taxes	$(986)	$(1,619)	$(109)	$(375)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Rubymar Limited		Sakura Transport Corp.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$473	$3,427
Time and bareboat charter revenues	281	1,571	-	-
Voyage charter revenues	-	-	-	-
	281	1,571	473	3,427
Operating Expenses:
Voyage expenses	-	(0)	(0)	187
Vessel expenses	(6)	(6)	170	1,340
Charter hire expenses	-	-	-	-
Depreciation and amortization	202	1,127	243	1,357
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	196	1,122	412	2,885
Income/(loss) from Vessel Operations	84	449	61	543
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	84	449	61	543
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	84	449	61	543
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	84	449	61	543
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$84	$449	$61	$543

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	375	2,100	-	-
Voyage charter revenues	-	(1)	1,252	7,848
	375	2,099	1,252	7,848
Operating Expenses:
Voyage expenses	10	71	585	2,899
Vessel expenses	167	951	231	1,656
Charter hire expenses	-	-	-	-
Depreciation and amortization	179	1,000	166	926
General and administrative	-	-	16	82
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	356	2,022	998	5,563
Income/(loss) from Vessel Operations	19	77	253	2,284
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	19	77	253	2,284
Other Income/(expense)	(0)	(1)	-	-
Income/(loss) before Interest Expense and Income Taxes	18	76	253	2,284
Interest Expense	(40)	(256)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(22)	(179)	253	2,284
Reorganization Items, net	-	21	-	-
Income/(loss) before Income Taxes	$(22)	$(201)	$253	$2,284

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$529	$288	$1,471
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(12)	957	-	-
	(12)	1,486	288	1,471
Operating Expenses:
Voyage expenses	1	689	-	(6)
Vessel expenses	66	499	215	1,339
Charter hire expenses	-	906	-	-
Depreciation and amortization	15	85	139	777
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	81	2,179	354	2,111
Income/(loss) from Vessel Operations	(93)	(693)	(67)	(640)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(93)	(693)	(67)	(640)
Other Income/(expense)	-	(66)	-	-
Income/(loss) before Interest Expense and Income Taxes	(93)	(759)	(67)	(640)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(93)	(759)	(67)	(640)
Reorganization Items, net	1	14	-	-
Income/(loss) before Income Taxes	$(93)	$(773)	$(67)	$(640)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$288	$1,422	$389	$2,475
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	288	1,422	389	2,475
Operating Expenses:
Voyage expenses	-	(62)	6	15
Vessel expenses	284	1,823	221	1,025
Charter hire expenses	-	-	188	1,772
Depreciation and amortization	306	1,713	16	84
General and administrative	5	44	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	596	3,518	431	2,896
Income/(loss) from Vessel Operations	(308)	(2,095)	(42)	(422)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(308)	(2,095)	(42)	(422)
Other Income/(expense)	0	0	-	(66)
Income/(loss) before Interest Expense and Income Taxes	(308)	(2,095)	(42)	(487)
Interest Expense	(23)	(160)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(331)	(2,255)	(42)	(487)
Reorganization Items, net	-	21	-	-
Income/(loss) before Income Taxes	$(331)	$(2,276)	$(42)	$(487)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$491	$2,642	$276	$221
Time and bareboat charter revenues	-	-	16	1,889
Voyage charter revenues	5	8	-	-
	496	2,650	292	2,110
Operating Expenses:
Voyage expenses	0	9	0	10
Vessel expenses	194	995	306	1,533
Charter hire expenses	-	-	-	-
Depreciation and amortization	209	1,161	136	758
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	402	2,164	442	2,302
Income/(loss) from Vessel Operations	93	485	(150)	(191)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	93	485	(150)	(191)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	93	485	(150)	(191)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	93	485	(150)	(191)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$93	$485	$(150)	$(191)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	360	2,148
Voyage charter revenues	1,024	5,623	-	-
	1,024	5,623	360	2,148
Operating Expenses:
Voyage expenses	635	3,593	-	-
Vessel expenses	132	1,019	2	12
Charter hire expenses	-	-	372	2,162
Depreciation and amortization	110	617	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	877	5,229	375	2,174
Income/(loss) from Vessel Operations	147	394	(15)	(26)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	147	394	(15)	(26)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	147	394	(15)	(26)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	147	394	(15)	(26)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$147	$394	$(15)	$(26)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$1,190	$8,416	$-	$1,390
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	7
	1,190	8,416	-	1,398
Operating Expenses:
Voyage expenses	-	(282)	0	18
Vessel expenses	27	104	51	538
Charter hire expenses	1,299	11,468	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	(23)	350	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,303	11,640	51	2,320
Income/(loss) from Vessel Operations	(113)	(3,225)	(51)	(922)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(113)	(3,225)	(51)	(922)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(113)	(3,225)	(51)	(922)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(113)	(3,225)	(51)	(922)
Reorganization Items, net	-	-	4	452
Income/(loss) before Income Taxes	$(113)	$(3,225)	$(55)	$(1,374)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(121)	$2,723
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	(121)	2,723
Operating Expenses:
Voyage expenses	-	-	2	81
Vessel expenses	-	-	492	1,672
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	261	1,460
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	755	3,213
Income/(loss) from Vessel Operations	-	-	(877)	(490)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(877)	(490)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(877)	(490)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(877)	(490)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(877)	$(490)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$1,201
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	-	1,213
Operating Expenses:
Voyage expenses	-	-	(0)	16
Vessel expenses	-	-	41	480
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	41	2,206
Income/(loss) from Vessel Operations	-	-	(41)	(994)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(41)	(994)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(41)	(994)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(41)	(994)
Reorganization Items, net	-	-	24	464
Income/(loss) before Income Taxes	$-	$-	$(64)	$(1,458)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Troy Product Corporation		Urban Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$407	$2,453
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	407	2,445
Operating Expenses:
Voyage expenses	-	-	0	(29)
Vessel expenses	-	-	4	27
Charter hire expenses	-	-	(389)	1,833
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(385)	1,831
Income/(loss) from Vessel Operations	-	-	792	614
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	792	614
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	792	614
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	792	614
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$792	$614

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Vega Tanker Corporation		View Tanker Corporation
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$(26)
Time and bareboat charter revenues	-	-	428	2,397
Voyage charter revenues	-	-	-	-
	-	-	428	2,371
Operating Expenses:
Voyage expenses	-	-	8	54
Vessel expenses	-	26	4	24
Charter hire expenses	-	-	(447)	1,518
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	26	(434)	1,595
Income/(loss) from Vessel Operations	-	(26)	862	775
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(26)	862	775
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(26)	862	775
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(26)	862	775
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(26)	$862	$775

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(10)	3,761
	-	-	(10)	3,761
Operating Expenses:
Voyage expenses	-	-	(6)	1,971
Vessel expenses	-	-	0	5
Charter hire expenses	-	-	(2)	1,797
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(8)	3,773
Income/(loss) from Vessel Operations	-	-	(2)	(12)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(2)	(12)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(2)	(12)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(2)	(12)
Reorganization Items, net	-	-	0	4
Income/(loss) before Income Taxes	$-	$-	$(2)	$(16)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
	April 1 - 30, 2013	November 14, 2012 – April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$13,787	$97,249
Time and bareboat charter revenues	-	-	30,035	163,312
Voyage charter revenues	-	-	27,185	200,933
	-	-	71,007	461,494
Operating Expenses:
Voyage expenses	-	-	13,588	100,980
Vessel expenses	-	-	23,678	126,585
Charter hire expenses	-	-	12,835	127,550
Depreciation and amortization	-	-	15,882	91,143
General and administrative	-	-	8,894	27,926
(Gain)/loss on disposal of vessels	-	-	(439)	655
Total Operating Expenses	-	-	74,437	474,838
Income/(loss) from Vessel Operations	-	-	(3,430)	(13,344)
Equity in Income/(loss) of Affiliated Companies	-	-	2,778	20,061
Operating Income/(loss)	-	-	(653)	6,717
Other Income/(expense)	-	-	(1,682)	(7,272)
Income/(loss) before Interest Expense and Income Taxes	-	-	(2,334)	(555)
Interest Expense	-	-	(902)	(5,598)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(3,236)	(6,153)
Reorganization Items, net	-	-	4,861	41,216
Income/(loss) before Income Taxes	$-	$-	$(8,097)	$(47,370)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Eliminations		Consolidated Debtors
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(285)	$13,787	$96,964
Time and bareboat charter revenues	(420)	(5,870)	29,614	157,442
Voyage charter revenues	-	-	27,185	200,933
	(420)	(6,155)	70,587	455,339
Operating Expenses:
Voyage expenses	-	-	13,588	100,980
Vessel expenses	-	-	23,678	126,585
Charter hire expenses	(420)	(6,155)	12,414	121,395
Depreciation and amortization	-	-	15,882	91,143
General and administrative	-	-	8,894	27,926
(Gain)/loss on disposal of vessels	-	-	(439)	655
Total Operating Expenses	(420)	(6,155)	74,016	468,683
Income/(loss) from Vessel Operations	-	-	(3,429)	(13,344)
Equity in Income/(loss) of Affiliated Companies	-	-	2,778	20,060
Operating Income/(loss)	-	-	(652)	6,716
Other Income/(expense)	-	-	(1,682)	(7,272)
Income/(loss) before Interest Expense and Income Taxes	-	-	(2,333)	(556)
Interest Expense	-	-	(902)	(5,599)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(3,235)	(6,155)
Reorganization Items, net	-	-	4,861	41,216
Income/(loss) before Income Taxes	$-	$-	$(8,096)	$(47,372)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Total Non-Debtors		Eliminations
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013	April 1 - 30, 2013	November 14, 2012 – April 30, 2013

Shipping Revenues:

Pool revenues	$-	$(45)
Time and bareboat charter revenues	-	47
Voyage charter revenues	-	(167)
	-	(165)	-	-
Operating Expenses:
Voyage expenses	3	(405)
Vessel expenses	0	1,195
Charter hire expenses	-	244
Depreciation and amortization	(69)	(340)
General and administrative	2,700	11,345
(Gain)/loss on disposal of vessels	-	(6)
Total Operating Expenses	2,634	12,033	-	-
Income/(loss) from Vessel Operations	(2,634)	(12,198)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-
Operating Income/(loss)	(2,634)	(12,198)	-	-
Other Income/(expense)	1,743	7,336
Income/(loss) before Interest Expense and Income Taxes	(891)	(4,862)	-	-
Interest Expense	-	0
Income/(loss) before Reorganization Items and Income Taxes	(891)	(4,862)	-	-
Reorganization Items, net	1	1
Income/(loss) before Income Taxes	$(892)	$(4,863)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from April 1-30, 2013 and November 14, 2012 to April 30, 2013

	Consolidated Overseas Shipholding Group, Inc.
	April 1 - 30, 2013	November 14, 2012 - April 30, 2013

Shipping Revenues:

Pool revenues	$13,787	$96,920
Time and bareboat charter revenues	29,614	157,489
Voyage charter revenues	27,185	200,767
	70,586	455,176
Operating Expenses:
Voyage expenses	13,591	100,574
Vessel expenses	23,678	127,780
Charter hire expenses	12,414	121,639
Depreciation and amortization	15,812	90,802
General and administrative	11,593	39,272
(Gain)/loss on disposal of vessels	(439)	647
Total Operating Expenses	76,651	480,714
Income/(loss) from Vessel Operations	(6,065)	(25,538)
Equity in Income/(loss) of Affiliated Companies	2,778	20,060
Operating Income/(loss)	(3,287)	(5,478)
Other Income/(expense)	61	64
Income/(loss) before Interest Expense and Income Taxes	(3,226)	(5,414)
Interest Expense	(902)	(5,599)
Income/(loss) before Reorganization Items and Income Taxes	(4,128)	(11,013)
Reorganization Items, net	4,862	41,218
Income/(loss) before Income Taxes	$(8,990)	$(52,231)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$296,919	$3,986	$77,548	$46,300	$41,263	$-	$-	$-	$-
Voyage receivables	530	0	(990)	(1,005)	-	-	2,611	3,654	-	-
Other receivables	26,385	26,352	13,363	12,996	746	548	27	51	(1)	(1)
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	10,831	(133)	60	-	-	75	265	18	161
Total Current Assets	363,738	334,103	16,227	89,599	47,046	41,811	2,713	3,969	18	160
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	49,388	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,990	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	51,379	-	-
Investments in Affiliated Companies	38	253	(2,998)	7,716	-	-	-	-	231,376	247,591
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	270,158	180,732	153,551	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	331,409	339,231	339,233	986,889	986,889	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,840	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	188	-	2,807	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	28,415	-	21,704	-	12,859	-	342	-	-
Other Assets	0	0	6	24	237	339	257	278	-	-
Total Assets	$1,789,319	$1,791,365	$4,057,090	$4,138,500	$2,550,477	$2,558,204	$72,103	$72,304	$495,057	$511,416

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	22,922	-	(1,257)	55	2,376	1,150	993	-	-
Total Current Liabilities Not Subject to Compromise	8,019	22,922	-	(1,257)	55	2,376	1,150	993	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	76,669	-	51,113	-	503	-	-
Post-petition intercompany payables to non-debtors	-	-	-	3,902	-	-	-	838	-	-
Post-petition intercompany payables to other debtors	-	10,275	-	99,269	-	4,559	-	-	-	1,647
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	213,101	208,297	-	-	-	-	-	-	43	13
Total Liabilities Not Subject to Compromise	221,120	241,494	-	178,583	55	58,047	1,150	2,334	43	1,659

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	29,814	1,932,666	1,932,748	1,079,806	1,079,806	-	-	39	39
Other liabilities	2,018,557	2,018,572	509	509	2,210	3,298	47,270	47,217	-	-
Total Liabilities Subject to Compromise	2,060,968	2,061,064	2,478,631	2,403,714	1,191,215	1,142,302	75,397	75,344	56	56

Total Liabilities	2,282,087	2,302,558	2,478,631	2,582,297	1,191,270	1,200,350	76,547	77,678	99	1,715
Equity:
Total Equity	(492,769)	(511,194)	1,578,459	1,556,203	1,359,207	1,357,854	(4,444)	(5,374)	494,959	509,700
Total Liabilities and Equity	$1,789,319	$1,791,365	$4,057,090	$4,138,500	$2,550,477	$2,558,204	$72,103	$72,304	$495,057	$511,416

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,758	153	1,851	2,957	3,763	(62)	(62)	2,562	2,695
Other receivables	11	(15)	(24)	(1)	2,741	131	131	131	6	14
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	65	21	66	528	433	-	-	388	98
Total Current Assets	1,579	1,808	150	1,915	6,226	4,327	69	69	2,995	2,807
Vessels and other property, less accumulated depreciation	34,822	33,921	34,750	33,856	228	-	-	-	51,954	50,868
Deferred drydock expenditures, net	674	501	401	262	1,800	-	-	-	1,747	1,528
Total Vessels, Deferred Drydock and Other Property	35,496	34,421	35,151	34,118	2,028	-	-	-	53,701	52,396
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,245	-	129	-	865	-	-	-	2,084
Other Assets	53	64	67	59	55	-	-	-	(1)	(1)
Total Assets	$41,358	$41,768	$43,893	$44,748	$14,825	$11,707	$707	$706	$64,121	$64,713

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	33	708	707	116	99	-	-	41	162
Total Current Liabilities Not Subject to Compromise	44	33	708	707	116	99	-	-	41	162

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	410	-	502	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	443	708	1,209	116	99	-	-	41	162

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,950	19,943	19,950	19,943	-	-	-	-	-	-
Total Liabilities Subject to Compromise	27,006	26,999	27,878	27,871	29,620	29,620	147	147	6,325	6,325

Total Liabilities	27,050	27,442	28,586	29,080	29,736	29,719	147	147	6,366	6,487
Equity:
Total Equity	14,308	14,326	15,308	15,668	(14,912)	(18,012)	560	560	57,755	58,226
Total Liabilities and Equity	$41,358	$41,768	$43,893	$44,748	$14,825	$11,707	$707	$706	$64,121	$64,713

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	1,009	(22)	-	1,480	2,070	270	1,767	455	453
Other receivables	14	(7)	-	-	20	22	(27)	(3)	3,779	3,779
Inventory	318	327	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	59	1,071	-	23	64	21	65	4,651	4,651
Total Current Assets	1,769	1,388	1,049	-	1,523	2,155	748	1,829	8,884	8,882
Vessels and other property, less accumulated depreciation	26,361	25,594	-	-	35,473	34,608	35,287	34,425	-	-
Deferred drydock expenditures, net	1,657	1,469	-	-	534	350	395	286	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	27,063	-	-	36,006	34,958	35,682	34,711	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,729	-	828	-	196	-	301	-	-
Other Assets	33	20	-	224	46	46	(24)	45	-	-
Total Assets	$45,929	$46,307	$1,934	$1,937	$53,013	$52,793	$52,233	$52,714	$9,523	$9,521

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	497	4	4	928	42	469	45	57	57
Total Current Liabilities Not Subject to Compromise	374	497	4	4	928	42	469	45	57	57

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	426	-	510	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	497	4	4	928	468	469	555	57	57

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,950	19,943	19,950	19,943	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,564	36,557	37,731	37,724	1,997	1,997

Total Liabilities	17,787	17,911	844	844	37,492	37,025	38,200	38,279	2,053	2,053
Equity:
Total Equity	28,142	28,397	1,090	1,093	15,521	15,768	14,033	14,435	7,470	7,468
Total Liabilities and Equity	$45,929	$46,307	$1,934	$1,937	$53,013	$52,793	$52,233	$52,714	$9,523	$9,521

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	513	1,578	1,757	330	330	1,936	964	1,699	1,402
Other receivables	15	366	6	(4)	26	26	2	4	(4)	(12)
Inventory	150	-	-	-	-	-	182	661	323	590
Prepaid expenses and other current assets	273	3	29	64	31	31	23	64	19	68
Total Current Assets	2,631	881	1,612	1,818	386	387	2,143	1,692	2,037	2,049
Vessels and other property, less accumulated depreciation	-	-	35,133	34,250	-	-	35,037	34,155	41,872	41,134
Deferred drydock expenditures, net	-	-	762	550	-	-	726	546	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	34,799	-	-	35,762	34,701	41,872	41,134
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,302	-	1,372	-	-	-	2,356	-	4,120
Other Assets	-	-	30	35	-	-	(114)	(56)	2	2
Total Assets	$22,146	$21,699	$42,697	$43,184	$2,130	$2,130	$50,976	$51,877	$43,926	$47,320

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	163	42	19	-	-	571	716	63	1,199
Total Current Liabilities Not Subject to Compromise	478	163	42	19	-	-	571	716	63	1,199

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	472	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	163	42	492	-	-	571	716	63	1,199

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	-	19,950	19,943	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	23,009	28,159	28,152	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	23,171	28,202	28,644	1,193	1,193	10,616	10,761	42,851	43,987
Equity:
Total Equity	(1,340)	(1,473)	14,496	14,540	936	937	40,360	41,116	1,075	3,332
Total Liabilities and Equity	$22,146	$21,699	$42,697	$43,184	$2,130	$2,130	$50,976	$51,877	$43,926	$47,320

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	877	3,187	2,623	171	171	-	-	697	958
Other receivables	-	87	28	30	(53)	(53)	-	-	13	467
Inventory	433	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	11	96	277	221	221	-	-	44	-
Total Current Assets	1,941	975	3,311	2,930	339	339	-	-	753	1,425
Vessels and other property, less accumulated depreciation	-	-	38,944	37,994	-	-	59,564	60,259	141	-
Deferred drydock expenditures, net	-	-	1,486	1,361	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	39,355	-	-	59,564	60,259	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	973	-	-	-	-	-	-	-	-
Other Assets	(9)	(9)	(37)	5	-	-	-	-	105	-
Total Assets	$24,241	$24,248	$56,032	$54,619	$1,611	$1,611	$81,926	$82,620	$11,345	$11,165

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	277	321	553	249	249	-	0	609	836
Total Current Liabilities Not Subject to Compromise	59	277	321	553	249	249	-	0	609	836

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	288	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	635	-	-	-	407	-	575
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	277	321	1,188	249	249	-	694	(245)	1,411

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	25,746	6,460	6,460	1,208	1,208	81,826	81,826	15,771	15,771

Total Liabilities	25,805	26,023	6,782	7,648	1,457	1,457	81,826	82,520	15,526	17,182
Equity:
Total Equity	(1,564)	(1,774)	49,250	46,970	154	154	100	100	(4,181)	(6,017)
Total Liabilities and Equity	$24,241	$24,248	$56,032	$54,619	$1,611	$1,611	$81,926	$82,620	$11,345	$11,165

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	6	205	12	67	67	908	972
Other receivables	(3)	(5)	22	39	(9)	(16)	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	752	0
Prepaid expenses and other current assets	-	-	47	102	33	105	-	-	3	2
Total Current Assets	707	(5)	264	147	230	100	67	67	1,662	974
Vessels and other property, less accumulated depreciation	-	-	36,005	35,089	37,294	36,348	-	-	-	-
Deferred drydock expenditures, net	-	-	358	210	306	179	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	35,298	37,600	36,527	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	30,925	30,925	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	439	-	995	-	1,055	-	-	-	1,588
Other Assets	(3)	(4)	-	-	(41)	(1)	14	14	-	-
Total Assets	$28,802	$28,527	$62,901	$62,713	$65,032	$64,925	$31,024	$31,024	$20,251	$21,151

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	42	461	431	489	455	-	-	19	344
Total Current Liabilities Not Subject to Compromise	279	42	461	431	489	455	-	-	19	344

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	42	461	431	489	455	-	-	19	344

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	-	-	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	-	-	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	-	-	24,230	24,230

Total Liabilities	48,289	48,032	20,811	20,781	21,242	21,208	-	-	24,249	24,575
Equity:
Total Equity	(19,488)	(19,504)	42,091	41,932	43,790	43,716	31,024	31,024	(3,998)	(3,424)
Total Liabilities and Equity	$28,802	$28,527	$62,901	$62,713	$65,032	$64,925	$31,024	$31,024	$20,251	$21,151

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	3,201	1,991	1,807	90	0	-	-	758	709
Other receivables	11	2	-	-	-	-	-	-	4	23
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	98	241	347	-	-	-	-	42	119
Total Current Assets	2,667	3,301	2,232	2,154	90	0	-	-	805	851
Vessels and other property, less accumulated depreciation	51,896	50,808	-	-	-	-	-	-	56,274	55,203
Deferred drydock expenditures, net	1,873	1,644	-	-	-	-	-	-	43	30
Total Vessels, Deferred Drydock and Other Property	53,768	52,452	-	-	-	-	-	-	56,317	55,233
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,572	-	219	-	96	-	-	-	791
Other Assets	(58)	(9)	-	-	-	-	-	-	136	134
Total Assets	$63,377	$64,704	$10,027	$10,167	$522	$527	$-	$-	$61,132	$60,884

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,259	-	-	-	-	-	-	660	789
Total Current Liabilities Not Subject to Compromise	102	1,259	-	-	-	-	-	-	660	789

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	539
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,259	493	-	-	-	-	-	660	1,328

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	-	10	10	-	-	36,973	36,903
Total Liabilities Subject to Compromise	6,330	6,330	11,523	11,523	111	111	-	-	44,628	44,558

Total Liabilities	6,431	7,589	12,015	11,523	111	111	-	-	45,288	45,886
Equity:
Total Equity	56,946	57,115	(1,989)	(1,355)	410	416	-	-	15,844	14,998
Total Liabilities and Equity	$63,377	$64,704	$10,027	$10,167	$522	$527	$-	$-	$61,132	$60,884

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	(40)	3,455	634	1,711	548	2,422	448	243	243
Other receivables	(15)	(4)	687	691	883	983	44	324	373	424
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	176	409	107	479	0	-	-
Total Current Assets	(115)	(44)	4,721	1,501	3,003	1,638	2,945	773	616	667
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,250	-	660	-	2,256	-	-
Other Assets	-	-	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$1,481	$1,552	$37,873	$36,903	$17,655	$16,940	$30,772	$30,855	$2,608	$2,608

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	71	285	317	-	-	100	189	-	-
Total Current Liabilities Not Subject to Compromise	-	71	285	317	-	-	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	317	-	-	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,337	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,408	28,585	28,618	18,441	18,441	23,773	23,863	1,881	1,881
Equity:
Total Equity	144	144	9,288	8,285	(786)	(1,501)	6,999	6,992	727	727
Total Liabilities and Equity	$1,481	$1,552	$37,873	$36,903	$17,655	$16,940	$30,772	$30,855	$2,608	$2,608

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	99	581	528	3,016	535	-	-	1,427	1,116
Other receivables	750	750	865	858	8	1,475	-	-	33	102
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	195	-	-	46	120
Total Current Assets	1,997	848	1,415	1,386	3,534	2,205	-	-	1,506	1,338
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	22,713
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,484
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	24,197
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,078	-	3	-	81	-	-	-	265
Other Assets	-	-	0	-	26	13	-	-	85	85
Total Assets	$15,262	$15,192	$11,965	$11,939	$14,624	$11,459	$-	$-	$33,715	$33,055

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	14	-	-	119	110
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	14	-	-	119	110

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	14	-	-	119	110

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	-	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	26,407	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,536	26,569	26,421	-	-	32,952	32,943
Equity:
Total Equity	(1,213)	(1,283)	(547)	(596)	(11,944)	(14,962)	-	-	763	112
Total Liabilities and Equity	$15,262	$15,192	$11,965	$11,939	$14,624	$11,459	$-	$-	$33,715	$33,055

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,481	22	124	287	287	2,635	3,316	(303)	(302)
Other receivables	73	64	-	-	0	0	7	1	0	0
Inventory	-	-	-	-	(0)	(0)	-	-	-	-
Prepaid expenses and other current assets	42	117	335	445	0	0	107	333	-	-
Total Current Assets	1,819	1,663	357	569	288	288	2,749	3,650	(302)	(301)
Vessels and other property, less accumulated depreciation	56,928	56,050	-	-	-	-	38,368	37,075	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,572	-	-
Total Vessels, Deferred Drydock and Other Property	56,928	56,050	-	-	-	-	40,401	38,647	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,074	30,074
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	290	167	-	-	-	-	421	471	-	-
Total Assets	$61,419	$60,263	$6,113	$6,325	$7,341	$7,341	$65,438	$64,636	$29,772	$29,773

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	242	2,054	606	995	995	525	198	0	0
Total Current Liabilities Not Subject to Compromise	423	242	2,054	606	995	995	525	198	0	0

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	614	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	132	-	667	-	-	-	1,264	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	988	2,054	1,273	995	995	525	1,462	0	0

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	-	-
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	-	-
Other liabilities	36,973	36,903	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	44,613	44,543	8,117	8,117	5,815	5,815	11,383	11,383	-	-

Total Liabilities	45,036	45,531	10,170	9,390	6,810	6,810	11,908	12,845	0	0
Equity:
Total Equity	16,383	14,732	(4,058)	(3,065)	531	531	53,530	51,791	29,772	29,773
Total Liabilities and Equity	$61,419	$60,263	$6,113	$6,325	$7,341	$7,341	$65,438	$64,636	$29,772	$29,773

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,662	2,099	2,195	1,818	1,077	1,564	1,136	5,877	7,909
Other receivables	179	197	0	7	25	(10)	-	123	75	88
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	262	33	89	470	133	242	3	917	2,090
Total Current Assets	3,261	4,122	2,132	2,291	2,312	1,200	1,806	1,262	6,869	10,087
Vessels and other property, less accumulated depreciation	105,641	103,888	34,252	33,293	77	246	-	-	-	-
Deferred drydock expenditures, net	-	278	1,546	1,645	16	7	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	105,641	104,166	35,798	34,938	93	253	-	-	-	-
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,122	-	1,304	-	-	-	625	-	70
Other Assets	380	310	67	39	(185)	(27)	-	-	-	-
Total Assets	$175,261	$175,698	$57,955	$58,528	$13,551	$12,756	$8,594	$8,676	$22,274	$25,562

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	491	39	409	224	675	-	109	5	134
Total Current Liabilities Not Subject to Compromise	239	491	39	409	224	675	-	109	5	134

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	566	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	858	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	677	-	-	-	5,858
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	1,915	39	409	(1,402)	1,352	-	109	5	5,992

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	69,042	68,911	-	-	-	-	-	-	0	-
Total Liabilities Subject to Compromise	81,469	81,337	17,158	17,158	21,857	21,857	9,511	9,511	29,716	29,716

Total Liabilities	81,708	83,252	17,198	17,567	20,455	23,209	9,511	9,621	29,721	35,708
Equity:
Total Equity	93,553	92,446	40,757	40,961	(6,905)	(10,453)	(918)	(945)	(7,448)	(10,147)
Total Liabilities and Equity	$175,261	$175,698	$57,955	$58,528	$13,551	$12,756	$8,594	$8,676	$22,274	$25,562

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,163	-	-	-	-	2,143	1,305	1,368	1,499
Other receivables	21	(4)	(19)	(19)	-	-	21	(7)	42	4
Inventory	-	-	-	-	-	-	524	326	216	477
Prepaid expenses and other current assets	29	91	0	-	-	-	240	273	263	66
Total Current Assets	2,116	2,251	(19)	(19)	-	-	2,928	1,897	1,889	2,047
Vessels and other property, less accumulated depreciation	35,721	34,691	-	-	-	-	982	901	35,080	34,442
Deferred drydock expenditures, net	1,321	1,258	-	-	-	-	164	69	-	-
Total Vessels, Deferred Drydock and Other Property	37,042	35,949	-	-	-	-	1,146	970	35,080	34,442
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,684	-	-	-	-	-	39	-	822
Other Assets	(34)	(2)	(198)	(85)	-	-	(22)	(22)	(20)	(20)
Total Assets	$78,326	$79,085	$27,112	$27,226	$10,114	$10,114	$17,441	$16,271	$55,771	$56,112

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	414	56	82	-	-	719	353	99	432
Total Current Liabilities Not Subject to Compromise	53	414	56	82	-	-	719	353	99	432

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	47	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	414	56	129	-	-	719	353	99	432

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	23,418	15,205	15,205

Total Liabilities	38,506	38,866	5,614	5,688	8,114	8,114	24,137	23,771	15,304	15,637
Equity:
Total Equity	39,820	40,219	21,498	21,538	2,000	2,000	(6,696)	(7,500)	40,468	40,475
Total Liabilities and Equity	$78,326	$79,085	$27,112	$27,226	$10,114	$10,114	$17,441	$16,271	$55,771	$56,112

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	379	2,668	147	812	(82)	410	1,333	0	-
Other receivables	-	145	23	34	27	(5)	-	26	12	-
Inventory	259	-	479	-	206	(0)	52	328	-	-
Prepaid expenses and other current assets	273	2	27	88	246	23	(9)	57	-	4
Total Current Assets	3,397	525	3,198	269	1,290	(64)	454	1,744	12	4
Vessels and other property, less accumulated depreciation	-	-	55,430	54,456	199	-	23,904	23,014	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,440	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	54,456	3,521	-	24,386	24,454	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,977	-	3,851	-	280	-	-	-	-
Other Assets	-	-	263	223	(26)	(48)	-	-	13	110
Total Assets	$22,868	$21,973	$65,882	$66,695	$13,253	$8,635	$48,847	$50,206	$56,818	$56,907

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	142	1,398	696	1,021	434	636	962	121	147
Total Current Liabilities Not Subject to Compromise	745	142	1,398	696	1,021	434	636	962	121	147

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	1,231	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,380	-	79
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	(134)	-	-	-	-
Total Liabilities Not Subject to Compromise	745	142	1,398	2,063	2,053	300	636	2,343	121	226

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	-	41,668	41,785	-	134	-	-	-	-
Total Liabilities Subject to Compromise	23,812	23,812	66,967	67,083	26,423	26,557	35,612	35,612	32,351	32,351

Total Liabilities	24,557	23,954	68,364	69,147	28,476	26,857	36,248	37,955	32,472	32,577
Equity:
Total Equity	(1,689)	(1,981)	(2,482)	(2,452)	(15,223)	(18,222)	12,600	12,251	24,346	24,330
Total Liabilities and Equity	$22,868	$21,973	$65,882	$66,695	$13,253	$8,635	$48,847	$50,206	$56,818	$56,907

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,144	(430)	3,921	-	-	3,112	491	-	-
Other receivables	21	202	86	137	-	-	427	79	-	-
Inventory	-	-	-	-	-	-	198	321	-	-
Prepaid expenses and other current assets	86	302	62	271	-	-	36	38	-	-
Total Current Assets	3,032	3,648	(282)	4,331	-	-	3,772	929	-	-
Vessels and other property, less accumulated depreciation	40,698	39,265	141,583	139,122	-	-	24,600	23,679	-	-
Deferred drydock expenditures, net	2,099	1,511	-	-	-	-	310	115	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	40,776	141,583	139,122	-	-	24,910	23,794	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	908	-	12	-	3,254	-	-
Other Assets	(2)	(2)	1,143	1,143	9	-	(216)	29	-	-
Total Assets	$57,181	$55,775	$146,113	$145,544	$108	$111	$68,802	$68,342	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	486	424	321	-	-	726	828	-	-
Total Current Liabilities Not Subject to Compromise	461	486	424	321	-	-	726	828	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	956	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	852	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	585	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	1,070	424	2,129	-	-	726	828	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	87,005	86,839	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	146,658	146,492	8	8	31,011	31,011	-	-

Total Liabilities	10,949	11,558	147,081	148,621	8	8	31,738	31,839	-	-
Equity:
Total Equity	46,232	44,218	(968)	(3,076)	100	103	37,064	36,503	953	953
Total Liabilities and Equity	$57,181	$55,775	$146,113	$145,544	$108	$111	$68,802	$68,342	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	798	-	-	881	2,845
Other receivables	-	-	-	-	(12)	(27)	-	-	-	716
Inventory	-	-	-	-	733	398	-	-	55	740
Prepaid expenses and other current assets	-	-	-	-	25	68	-	-	24	115
Total Current Assets	-	-	-	-	1,824	1,237	-	-	959	4,417
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	41,527	34,414	45,700	47,429	46,513
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	113
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	41,527	34,414	45,700	47,429	46,626
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	2,848	-	-	-	284
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$45,612	$34,554	$45,840	$96,023	$98,942

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	223	-	-	277	602
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	223	-	-	277	602

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,984	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	302	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	223	-	11,286	277	602

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,282	34,454	45,740	74,566	74,892
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	3,330	100	100	21,457	24,050
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$45,612	$34,554	$45,840	$96,023	$98,942

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	314	(234)	4,002	-	-	2,100	(324)	(20)	-
Other receivables	(5)	(4)	115	100	-	-	114	567	-	-
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	3	61	248	-	-	96	331	9	27
Total Current Assets	2,137	313	(57)	4,351	-	-	2,310	1,452	(11)	27
Vessels and other property, less accumulated depreciation	47	-	138,736	136,346	-	-	79,751	77,973	9,219	8,505
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	1,258
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	136,346	-	-	79,920	77,973	10,015	9,763
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	474	-	998	-	-	-	234	-	2,364
Other Assets	(41)	(38)	1,197	1,129	-	-	-	-	-	-
Total Assets	$15,991	$13,217	$144,086	$143,246	$-	$-	$167,097	$164,527	$37,244	$39,394

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	134	325	307	-	-	102	197	440	1,061
Total Current Liabilities Not Subject to Compromise	591	134	325	307	-	-	102	197	440	1,061

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	421	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	821	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	(243)	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	(109)	325	1,549	-	-	102	197	440	1,061

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	243	84,746	84,585	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	24,589	147,846	147,685	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	24,480	148,171	149,234	15	15	10,772	10,867	15,391	16,011
Equity:
Total Equity	(10,482)	(11,262)	(4,085)	(5,987)	(15)	(15)	156,325	153,660	21,853	23,383
Total Liabilities and Equity	$15,991	$13,217	$144,086	$143,246	$-	$0	$167,097	$164,527	$37,244	$39,394

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	6	34	47	-	-	1,551	(21)	1,820	789
Other receivables	265	265	298	302	-	-	284	251	60	60
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	30	5	28	-	-	5	31	15	29
Total Current Assets	261	302	337	377	-	-	2,155	261	2,061	878
Vessels and other property, less accumulated depreciation	22,021	21,239	18,892	18,173	-	-	29,890	28,987	31,327	30,447
Deferred drydock expenditures, net	1,099	860	1,762	1,201	-	-	746	479	703	1,418
Total Vessels, Deferred Drydock and Other Property	23,121	22,099	20,653	19,374	-	-	30,636	29,466	32,030	31,865
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,585	-	4,061	-	-	-	9,262	-	35,373
Other Assets	19	(31)	-	-	-	-	17	17	(94)	(50)
Total Assets	$47,801	$50,355	$35,826	$38,647	$124	$124	$62,739	$68,937	$62,405	$96,473

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	48	398	843	-	-	1,084	1,439	20	76
Total Current Liabilities Not Subject to Compromise	464	48	398	843	-	-	1,084	1,439	20	76

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	30,251
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	48	398	843	-	-	1,084	1,439	20	30,327

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,208	9,349	9,795	124	124	9,867	10,222	10,090	40,397
Equity:
Total Equity	36,177	39,146	26,477	28,853	(0)	(0)	52,872	58,715	52,314	56,076
Total Liabilities and Equity	$47,801	$50,355	$35,826	$38,647	$124	$124	$62,739	$68,937	$62,405	$96,473

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	22	1,600	63	-	(3)	-	-	-	-
Other receivables	276	276	328	300	247	271	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	27	5	30	5	29	-	-	-	-
Total Current Assets	350	325	2,211	392	252	298	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	15,080	18,995	18,127	21,186	20,191	-	-	-	-
Deferred drydock expenditures, net	1,102	827	1,152	712	1,870	2,198	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	15,907	20,147	18,839	23,056	22,389	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,029	-	7,400	-	3,539	-	-	-	-
Other Assets	-	-	(7)	-	-	-	-	-	532	532
Total Assets	$44,834	$47,637	$40,769	$45,048	$45,584	$48,502	$84	$84	$22,996	$22,996

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	63	386	79	1	57	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	63	386	79	1	57	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	6
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	63	386	79	1	57	-	-	(1)	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,535	2,312	2,004	6,050	6,105	-	-	6,232	6,239
Equity:
Total Equity	32,888	36,102	38,457	43,044	39,535	42,397	84	84	16,764	16,757
Total Liabilities and Equity	$44,834	$47,637	$40,769	$45,048	$45,584	$48,502	$84	$84	$22,996	$22,996

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$93,254	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	93,254	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	411	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	62,483	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	60,429	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,473,926	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	19	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	19	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	2,211	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	124,661	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	126,891	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	948,961	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	458	522,721	524,965	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,473,926	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	4,322	-	-
Other receivables	26	26	-	-	10	10	63	63	-	-
Inventory	-	-	-	-	-	-	710	790	-	-
Prepaid expenses and other current assets	4	16	-	-	4	24	47	275	-	-
Total Current Assets	29	41	-	-	14	34	6,241	5,449	-	-
Vessels and other property, less accumulated depreciation	7,024	6,830	-	-	30,264	29,842	382,438	376,433	-	-
Deferred drydock expenditures, net	602	387	-	-	-	-	-	650	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	7,217	-	-	30,264	29,842	382,438	377,083	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	19,350	-	-
Other Assets	-	(1)	0	3	(2)	7	0	(38)	-	-
Total Assets	$10,091	$9,692	$1,070	$1,073	$32,339	$31,945	$508,278	$521,443	$1,272	$1,272

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	118	2	3	140	119	598	898	21	-
Total Current Liabilities Not Subject to Compromise	125	118	2	3	140	119	598	898	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,283	-	2	-	1,346	-	5,979	-	36
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	1,401	2	5	140	1,465	598	6,878	21	36

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	10,756	4,579	4,582	17,353	18,678	89,772	96,052	529	544
Equity:
Total Equity	611	(1,064)	(3,508)	(3,508)	14,986	13,267	418,506	425,391	743	728
Total Liabilities and Equity	$10,091	$9,692	$1,070	$1,073	$32,339	$31,945	$508,278	$521,443	$1,272	$1,272

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$226	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	16	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	24	4	14	-	-	5	16
Total Current Assets	-	-	27	47	14	30	16	226	5	16
Vessels and other property, less accumulated depreciation	-	-	32,214	31,764	4,238	4,103	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	150	1,494	1,021	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,914	5,732	5,123	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	465
Other Assets	-	-	(30)	(29)	9	11	731	348	0	-
Total Assets	$-	$-	$32,280	$32,001	$8,895	$8,305	$10,999	$10,825	$2,312	$1,311

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	267	189	124	-	-	(7)	23
Total Current Liabilities Not Subject to Compromise	-	-	145	267	189	124	-	-	(7)	23

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	16	-	1,275	-	1,341	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	16	145	1,542	189	1,465	-	-	(7)	23

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	437	15,828	17,225	8,638	9,914	9,457	9,457	3,775	3,804
Equity:
Total Equity	(421)	(437)	16,452	14,775	257	(1,608)	1,541	1,368	(1,462)	(2,493)
Total Liabilities and Equity	$-	$-	$32,280	$32,001	$8,895	$8,305	$10,999	$10,825	$2,312	$1,311

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$11,332
Voyage receivables	-	-	-	-	-	-	-	-	10,331	11,636
Other receivables	16	20	14	14	13	12	-	-	10,758	4,792
Inventory	-	-	-	-	-	-	-	-	3,464	4,603
Prepaid expenses and other current assets	4	15	4	15	4	14	-	-	1,893	1,057
Total Current Assets	20	35	18	29	17	26	-	-	29,948	33,420
Vessels and other property, less accumulated depreciation	3,802	3,659	6,615	6,431	2,897	2,724	-	-	47,653	45,224
Deferred drydock expenditures, net	848	672	311	651	1,219	1,176	-	-	2,465	3,188
Total Vessels, Deferred Drydock and Other Property	4,649	4,331	6,926	7,082	4,116	3,900	-	-	50,118	48,411
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	6,958
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	128,737	128,737
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	6,008	-	-	-	1	-	30
Other Assets	(3)	2	0	(1)	(8)	33	(9)	(9)	107	118
Total Assets	$7,124	$6,825	$7,191	$13,366	$4,126	$3,961	$9,485	$9,486	$361,940	$363,515

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	120	270	212	134	117	(1)	-	4,100	9,823
Total Current Liabilities Not Subject to Compromise	143	120	270	212	134	117	(1)	-	4,100	9,823

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	494
Post-petition intercompany payables to other debtors	-	1,337	-	7,841	-	1,780	-	0	-	36
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	1,456	270	8,054	134	1,897	(1)	0	4,100	10,353

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	170,514	170,514
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	176,852	175,905
Other liabilities	-	-	-	-	-	-	-	-	(11)	297
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	347,355	346,715

Total Liabilities	8,896	10,210	7,210	14,994	7,447	9,211	10,798	10,799	351,455	357,068
Equity:
Total Equity	(1,772)	(3,384)	(19)	(1,628)	(3,321)	(5,250)	(1,313)	(1,313)	10,485	6,447
Total Liabilities and Equity	$7,124	$6,825	$7,191	$13,366	$4,126	$3,961	$9,485	$9,486	$361,940	$363,515

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	14
Total Current Assets	-	-	-	-	-	-	-	-	21	32
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,684
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	362
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	3,046
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	572	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	(0)
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,378	$3,476	$3,096

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	125
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	125

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	16	-	-	-	1,313
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	16	-	-	167	1,437

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	438	120,341	120,341	6,999	8,269
Equity:
Total Equity	1	1	1,567	1,567	(422)	(438)	(15,930)	(15,963)	(3,523)	(5,172)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,378	$3,476	$3,096

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	3,568	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	868	-	-	-	-	-	-	-	-
Total Current Assets	6,311	4,447	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	1
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,205	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,431	$100	$100	$-	$-	$-	$-	$1	$1

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	180	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	180	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,373	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	1,552	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,011	-	-	8	8	8	8	1	1

Total Liabilities	37,517	38,563	-	-	8	8	8	8	1	1
Equity:
Total Equity	(9,427)	(10,132)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,431	$100	$100	$-	$-	$-	$-	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$494	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	768	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,897	-	-
Total Current Assets	-	-	-	-	-	-	6,036	4,159	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	11,209	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	11,209	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	193,109	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	7,194	-	-
Other Assets	-	-	-	-	-	-	117	400	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$217,123	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	11,955	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	11,955	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	16	-	-	-	10,828	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	16	-	-	10,341	23,308	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	19,818	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	389,165	1,075	1,075

Total Liabilities	16	16	205	217	370	370	403,675	412,473	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(153)	631	631	(190,740)	(195,350)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$217,123	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	30	21	74	137	137	276	276
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	905	448	898	-	-	-	-
Total Current Assets	-	-	492	935	468	972	137	137	276	276
Vessels and other property, less accumulated depreciation	-	-	274	229	171	126	-	-	-	-
Deferred drydock expenditures, net	-	-	4	57	606	448	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	286	776	574	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,824	-	78	-	-	-	-
Other Assets	-	-	2,141	2,001	1,159	1,041	-	-	-	-
Total Assets	$2	$2	$45,329	$48,463	$42,695	$42,956	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,312	1,192	280	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,312	1,192	280	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,312	1,192	280	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,106	37,313	36,402	348	348	565	565
Equity:
Total Equity	0	0	8,343	10,358	5,382	6,555	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$48,463	$42,695	$42,956	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	289	284	8	12	307	323	358	284	34	50
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	693	-	-	357	693	360	693	447	894
Total Current Assets	646	976	8	12	664	1,016	719	976	482	943
Vessels and other property, less accumulated depreciation	143	101	-	-	164	115	167	127	345	281
Deferred drydock expenditures, net	2,793	2,493	-	-	2,195	1,823	2,489	1,842	-	300
Total Vessels, Deferred Drydock and Other Property	2,936	2,594	-	-	2,359	1,939	2,656	1,969	345	580
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,162	1,150	1,150	35,775	35,775	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	152	-	47	-	34	-	-	-	-
Other Assets	601	573	-	-	588	545	921	891	2,138	1,992
Total Assets	$39,345	$39,458	$1,157	$1,209	$39,388	$39,311	$38,730	$38,271	$17,860	$18,412

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	264	-	-	1,268	334	1,881	393	1,207	1,049
Total Current Liabilities Not Subject to Compromise	990	264	-	-	1,268	334	1,881	393	1,207	1,049

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	206	-	71
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	6,389	-	-	5,458	5,972	5,016	5,530	-	-
Total Liabilities Not Subject to Compromise	6,865	6,653	-	-	6,726	6,306	6,897	6,129	1,207	1,120

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,329	932	932	31,967	31,967	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,425	932	932	32,062	32,062	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,078	932	932	38,788	38,368	40,280	39,513	9,755	9,669
Equity:
Total Equity	(944)	(620)	225	277	600	943	(1,551)	(1,242)	8,104	8,743
Total Liabilities and Equity	$39,345	$39,458	$1,157	$1,209	$39,388	$39,311	$38,730	$38,271	$17,860	$18,412

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	211	119	183	30	31	-	-	211	211
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	693	448	898	-	-	-	-
Total Current Assets	211	211	476	876	477	929	-	-	211	211
Vessels and other property, less accumulated depreciation	-	-	51	41	244	173	-	-	-	-
Deferred drydock expenditures, net	-	-	209	2,262	891	664	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	2,303	1,134	837	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	202	-	-	-	-
Other Assets	-	-	1,189	1,113	1,246	1,167	-	-	66	68
Total Assets	$3,928	$3,928	$43,418	$45,785	$42,113	$42,390	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	1,048	1,239	307	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	1,048	1,239	307	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	16	-	2,514	-	-	-	-	-	2
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	5,084	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	16	5,613	8,645	1,239	307	-	-	-	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	503	42,430	45,463	36,507	35,575	378	378	940	942
Equity:
Total Equity	3,430	3,425	987	322	5,606	6,815	4	4	(65)	(65)
Total Liabilities and Equity	$3,928	$3,928	$43,418	$45,785	$42,113	$42,390	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	198	10	-
Other receivables	222	222	-	-	-	-	188	205	51	26
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	317	443	911
Total Current Assets	222	222	-	-	7	-	436	719	504	937
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	239,431	219	207
Deferred drydock expenditures, net	-	-	-	-	-	-	235	237	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	239,668	219	207
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	14,140	-	2,622
Other Assets	-	-	-	-	-	-	88	184	3,469	3,332
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$351,141	$8,387	$11,292

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	801	1,186	2,074
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	801	1,186	2,074

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	29	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	29	-	-	5	-	3,003	801	1,186	2,074

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,279	7	7	6,025	6,021	161,573	159,371	8,052	8,940
Equity:
Total Equity	4,616	4,606	2	2	1,111,770	1,150,424	179,876	191,771	334	2,353
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$351,141	$8,387	$11,292

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,457	2,161	1,407	1,765	1,982	1,287	1,168	208
Other receivables	(30)	83	21	14	10	(14)	-	345	(5)	553
Inventory	-	-	-	-	421	609	248	-	359	-
Prepaid expenses and other current assets	358	694	29	91	27	70	282	220	282	13
Total Current Assets	328	777	2,507	2,266	1,865	2,429	2,512	1,852	1,804	774
Vessels and other property, less accumulated depreciation	9	8	35,337	34,318	24,544	23,797	-	-	-	-
Deferred drydock expenditures, net	309	192	1,450	1,280	1,497	1,310	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	200	36,787	35,598	26,041	25,106	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,253	-	1,655	-	593	-	275	-	81
Other Assets	1,584	1,479	-	-	(40)	(2)	(1)	(7)	(3)	-
Total Assets	$43,952	$48,431	$78,059	$78,285	$41,675	$41,935	$23,264	$22,872	$23,088	$22,141

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,299	373	603	67	301	84	433	438	59
Total Current Liabilities Not Subject to Compromise	1,050	2,299	373	603	67	301	84	433	438	59

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	4,593	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	6,891	373	603	67	301	84	433	438	59

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	24,168	25,450	25,450

Total Liabilities	34,280	36,043	37,700	37,930	14,586	14,820	24,252	24,601	25,888	25,509
Equity:
Total Equity	9,671	12,388	40,360	40,355	27,089	27,116	(989)	(1,729)	(2,800)	(3,368)
Total Liabilities and Equity	$43,952	$48,431	$78,059	$78,285	$41,675	$41,935	$23,264	$22,872	$23,088	$22,141

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	10	2,373	1,904	2,779	1,375	598	259	3,110	2,882
Other receivables	11	(8)	(7)	19	9	9	53	182	21	228
Inventory	658	(0)	-	-	-	662	192	0	-	-
Prepaid expenses and other current assets	34	-	29	90	243	202	303	3	75	260
Total Current Assets	1,122	2	2,395	2,013	3,031	2,249	1,147	444	3,206	3,370
Vessels and other property, less accumulated depreciation	-	-	37,449	36,512	-	-	269	-	51,807	51,797
Deferred drydock expenditures, net	-	-	331	261	-	-	387	-	73	2,258
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	36,774	-	-	656	-	51,879	54,055
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	629	-	1,016	-	1,578	-	-	-	88
Other Assets	3	-	(33)	8	-	-	(96)	(42)	(23)	(23)
Total Assets	$52,639	$52,145	$79,279	$78,948	$18,845	$19,641	$54,195	$52,890	$65,241	$67,668

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	14	59	402	367	872	350	123	301	781
Total Current Liabilities Not Subject to Compromise	431	14	59	402	367	872	350	123	301	781

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	3,565
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	2,093	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	14	59	402	878	872	4,633	2,216	301	4,346

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	19,542	57,566	57,566	6,407	6,407

Total Liabilities	71,941	71,524	33,236	33,578	20,420	20,414	62,199	59,782	6,707	10,753
Equity:
Total Equity	(19,302)	(19,379)	46,044	45,370	(1,576)	(773)	(8,004)	(6,892)	58,534	56,915
Total Liabilities and Equity	$52,639	$52,145	$79,279	$78,948	$18,845	$19,641	$54,195	$52,890	$65,241	$67,668

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	15	66	452	2,925	3,942	226	-	364	912
Other receivables	11	6	445	445	61	24	33	19	-	485
Inventory	-	-	-	-	-	-	-	-	486	282
Prepaid expenses and other current assets	34	96	2	5	94	275	30	91	119	120
Total Current Assets	69	117	513	902	3,080	4,241	289	111	969	1,798
Vessels and other property, less accumulated depreciation	35,909	34,895	34,354	33,415	47,915	46,816	55,715	54,712	47,696	46,877
Deferred drydock expenditures, net	1,270	1,359	1,392	1,293	1,970	1,712	-	-	-	68
Total Vessels, Deferred Drydock and Other Property	37,179	36,254	35,746	34,708	49,885	48,528	55,715	54,712	47,696	46,945
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	734	-	1,301	-	514	-	1,784	-	2,690
Other Assets	(38)	-	-	-	(33)	(5)	230	231	-	-
Total Assets	$63,163	$63,057	$76,226	$76,878	$62,770	$63,116	$57,583	$58,187	$96,365	$99,134

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	517	652	856	260	63	438	471	30	514
Total Current Liabilities Not Subject to Compromise	247	517	652	856	260	63	438	471	30	514

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	533	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	517	652	856	260	63	438	1,126	30	514

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,668	41,772	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	57,190	57,294	74,364	74,364

Total Liabilities	25,166	25,436	30,955	31,159	9,212	9,014	57,627	58,420	74,394	74,878
Equity:
Total Equity	37,996	37,621	45,271	45,720	53,559	54,101	(44)	(233)	21,971	24,255
Total Liabilities and Equity	$63,163	$63,057	$76,226	$76,878	$62,770	$63,116	$57,583	$58,187	$96,365	$99,134

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-	$-	$-
Voyage receivables	1,537	160	1,417	1,097	1,727	1,464	1,549	1,752	2,047	2,165
Other receivables	(4)	318	16	17	10	(38)	3	22	(16)	(9)
Inventory	-	0	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	1	47	119	23	131	240	267	29	89
Total Current Assets	1,773	478	1,480	1,233	1,770	1,561	1,792	2,042	2,061	2,245
Vessels and other property, less accumulated depreciation	935	853	22,496	21,938	42,556	41,067	1,040	954	34,297	33,338
Deferred drydock expenditures, net	4	-	1,887	1,667	1,389	1,165	(0)	88	1,564	1,862
Total Vessels, Deferred Drydock and Other Property	938	853	24,384	23,604	43,945	42,232	1,040	1,042	35,861	35,200
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	640	-	333	-	-	-	-	-	1,334
Other Assets	10	(49)	66	82	156	180	15	(59)	(12)	(13)
Total Assets	$8,663	$7,865	$35,909	$35,233	$57,301	$55,403	$8,687	$8,865	$56,046	$56,902

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	15	220	183	1,282	506	44	104	57	428
Total Current Liabilities Not Subject to Compromise	45	15	220	183	1,282	506	44	104	57	428

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	692	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	453	-	600	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	15	220	183	1,282	1,651	44	704	57	428

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	-	-	0	37,043	37,030	-	-	-	-
Total Liabilities Subject to Compromise	11,884	11,884	34,990	34,990	63,058	63,045	12,130	12,130	14,750	14,750

Total Liabilities	11,929	11,899	35,210	35,173	64,340	64,696	12,174	12,834	14,807	15,178
Equity:
Total Equity	(3,266)	(4,034)	699	60	(7,038)	(9,293)	(3,487)	(3,969)	41,238	41,724
Total Liabilities and Equity	$8,663	$7,865	$35,909	$35,233	$57,301	$55,403	$8,687	$8,865	$56,046	$56,902

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	520	1,715	603	19	114	14,133	11,807	1,692	1,415
Other receivables	6	36	33	21	-	-	522	53	26	859
Inventory	-	-	598	325	-	-	-	-	-	-
Prepaid expenses and other current assets	41	125	220	63	241	693	1,416	941	639	5
Total Current Assets	506	681	2,565	1,012	260	807	16,071	12,800	2,357	2,279
Vessels and other property, less accumulated depreciation	21,356	20,809	32,130	31,521	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	1,067	(2)	25	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	21,876	32,128	31,546	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	1,350	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	328	-	2,991	-	-	-	672	-	-
Other Assets	37	42	-	(40)	-	1	-	-	(20)	(3)
Total Assets	$31,690	$31,032	$54,673	$55,488	$9,116	$9,663	$55,012	$50,900	$15,042	$13,371

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	276	148	570	240	460	616	231	53	242
Total Current Liabilities Not Subject to Compromise	743	276	148	570	240	460	616	231	53	242

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	354	-	964	-	146
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	276	148	570	240	814	1,179	1,196	686	389

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	21,874

Total Liabilities	6,592	6,125	17,243	17,665	9,091	9,665	59,179	58,218	22,560	22,262
Equity:
Total Equity	25,098	24,907	37,429	37,823	24	(2)	(4,167)	(7,318)	(7,518)	(8,892)
Total Liabilities and Equity	$31,690	$31,032	$54,673	$55,488	$9,116	$9,663	$55,012	$50,900	$15,042	$13,371

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	3,311	-	-	173	240	-	-
Other receivables	-	-	18	25	-	-	13	630	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	276	-	-	344	(3)	-	-
Total Current Assets	-	-	3,449	3,612	-	-	531	866	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	49,512	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,731	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	51,243	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	678	-	-	-	-	-	-
Other Assets	-	-	(6)	(12)	-	-	(35)	(35)	-	-
Total Assets	$105,125	$105,125	$66,470	$65,844	$295	$295	$31,953	$31,188	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	191	-	-	68	178	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	191	-	-	68	178	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,291	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	191	-	-	776	1,469	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	47,096	58,345	58,345

Total Liabilities	-	-	8,821	8,686	211	211	47,872	48,565	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	57,159	85	85	(15,919)	(17,377)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$65,844	$295	$295	$31,953	$31,188	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,768	-	-	2,869	(238)	-	-	753	476
Other receivables	-	-	13	13	-	57	-	-	2	402
Inventory	-	-	-	-	-	(0)	-	-	169	-
Prepaid expenses and other current assets	243	236	-	-	186	376	-	-	272	4
Total Current Assets	1,817	2,004	13	13	3,055	194	-	-	1,196	882
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	2,596	-	-	-	-
Other Assets	(9)	(9)	87	87	54	54	-	-	-	-
Total Assets	$21,448	$21,636	$5,179	$5,179	$10,432	$10,167	$21,117	$21,117	$25,757	$25,443

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	25	20	20	764	235	-	-	549	76
Total Current Liabilities Not Subject to Compromise	27	25	20	20	764	235	-	-	549	76

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	74	-	26	-	-	-	-	-	175
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	100	20	46	1,275	235	-	-	549	251

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,604	23,604	2,136	2,136	11,440	11,440	14,490	14,490	25,618	25,618

Total Liabilities	24,131	23,704	2,156	2,182	12,715	11,675	14,490	14,490	26,167	25,869
Equity:
Total Equity	(2,683)	(2,068)	3,023	2,997	(2,283)	(1,508)	6,627	6,627	(410)	(426)
Total Liabilities and Equity	$21,448	$21,636	$5,179	$5,179	$10,432	$10,167	$21,117	$21,117	$25,757	$25,443

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$521,046	$-	$-	$398,725	$521,046
Voyage receivables	-	-	168,830	145,702	-	-	168,830	145,702
Other receivables	10	10	70,348	67,830	-	-	70,348	67,830
Inventory	-	-	14,150	12,316	-	-	14,150	12,316
Prepaid expenses and other current assets	-	-	46,596	43,008	-	-	46,596	43,008
Total Current Assets	10	10	698,648	789,903	-	-	698,648	789,903
Vessels and other property, less accumulated depreciation	-	-	3,147,915	3,084,412	1	1	3,147,915	3,084,413
Deferred drydock expenditures, net	-	-	73,898	65,072	-	-	73,898	65,072
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	3,149,485	1	1	3,221,813	3,149,486
Investments in Affiliated Companies	-	-	247,664	265,045	-	-	247,664	265,045
Intangible Assets, less accumulated amortization	-	-	72,413	70,014	-	-	72,413	70,014
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,439,235)	(5,477,872)	(7,116)	(7,089)
Intercompany loans receivable and accrued interest	-	-	448,108	423,708	(359,840)	(375,620)	88,268	48,088
Pre-petition intercompany receivables from debtors	51	51	5,846,820	5,846,016	(5,846,820)	(5,846,016)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,233,404	-	-	2,233,518	2,233,404
Post-petition intercompany receivables from non-debtors	-	-	-	2,994	-	-	-	2,994
Post-petition Intercompany receivables from debtors	-	-	-	328,107	-	(328,107)	-	-
Other Assets	-	-	20,819	20,753	30	30	20,849	20,783
Total Assets	$61	$61	$18,231,591	$18,609,878	$(11,645,865)	$(12,027,584)	$6,585,726	$6,582,294

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	0	73,627	94,043	62	62	73,689	94,105
Total Current Liabilities Not Subject to Compromise	0	0	73,627	94,043	62	62	73,689	94,105

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	141,758	-	(141,758)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	19,471	-	-	-	19,471
Post-petition intercompany payables to other debtors	-	-	-	328,107	-	(328,107)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	241,503	236,026	-	-	241,503	236,026
Total Liabilities Not Subject to Compromise	0	0	320,587	819,405	62	(469,803)	320,649	349,602

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)	16,484	16,484
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541	-	-	2,142,541	2,142,541
Pre-petition intercompany payables to other debtors	-	-	5,846,820	5,846,016	(5,846,820)	(5,846,016)	-	(0)
Other liabilities	-	-	2,627,704	2,624,842	-	-	2,627,704	2,624,842
Total Liabilities Subject to Compromise	-	-	10,993,389	10,863,744	(6,206,660)	(6,079,878)	4,786,729	4,783,867

Total Liabilities	0	0	11,313,976	11,683,150	(6,206,598)	(6,549,681)	5,107,378	5,133,469
Equity:
Total Equity	61	61	6,917,615	6,926,728	(5,439,267)	(5,477,903)	1,478,348	1,448,825
Total Liabilities and Equity	$61	$61	$18,231,591	$18,609,878	$(11,645,865)	$(12,027,584)	$6,585,726	$6,582,294

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and April 30, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013	November 13, 2012	April 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$43,765	$-	$-	$477,973	$564,811
Voyage receivables	2,923	1,001	-	-	171,753	146,703
Other receivables	10,321	(5,364)	-	-	80,669	62,466
Inventory	-	-	-	-	14,150	12,316
Prepaid expenses and other current assets	40	718	-	-	46,636	43,726
Total Current Assets	92,533	40,119	-	-	791,181	830,023
Vessels and other property, less accumulated depreciation	(12,092)	(11,602)	-	-	3,135,823	3,072,811
Deferred drydock expenditures, net	-	-	-	-	73,898	65,072
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,602)	-	-	3,209,721	3,137,884
Investments in Affiliated Companies	300	300	-	-	247,964	265,345
Intangible Assets, less accumulated amortization	242	233	-	-	72,655	70,247
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	7,116	7,089	-	-	0	0
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(64,572)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,233,404)	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	(2,994)	-	-
Post-petition Intercompany receivables from debtors	-	19,471	-	(19,471)	-	-
Other Assets	(271)	(549)	-	-	20,579	20,234
Total Assets	$2,246,773	$2,214,008	$(4,480,811)	$(4,462,982)	$4,351,689	$4,333,322

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	29,476	-	-	93,168	123,581
Total Current Liabilities Not Subject to Compromise	19,478	29,476	-	-	93,168	123,581

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	48,088	(88,268)	(48,088)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(19,471)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,236,398	(2,233,518)	(2,236,398)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	4,611	-	-	247,704	240,637
Total Liabilities Not Subject to Compromise	2,347,466	2,318,573	(2,321,786)	(2,303,957)	346,329	364,217

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,627,704	2,624,842
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,159,025)	2,627,704	2,624,842

Total Liabilities	2,347,466	2,318,573	(4,480,811)	(4,462,982)	2,974,033	2,989,059
Equity:
Total Equity	(100,693)	(104,565)			1,377,656	1,344,263
Total Liabilities and Equity	$2,246,773	$2,214,008	$(4,480,811)	$(4,462,982)	$4,351,689	$4,333,322

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 165